[FRONT COVER]

November 30, 1997

                                     PHOENIX
                                          FUNDS


                                 ANNUAL REPORT


                                      [arrow] PHOENIX TAX-EXEMPT BOND
                                              PORTFOLIO

                                      [arrow] PHOENIX MID CAP
                                              PORTFOLIO

                                      [arrow] PHOENIX INTERNATIONAL
                                              PORTFOLIO

                                      [arrow] PHOENIX REAL ESTATE
                                              SECURITIES PORTFOLIO

                                      [arrow] PHOENIX EMERGING
                                              MARKETS BOND PORTFOLIO

[LOGO TYPE] PHOENIX
            DUFF & PHELPS

Chairman's Message

Dear Fellow Shareholder,

  We're pleased to provide this consolidated report for Phoenix Multi-Portfolio Fund for the fiscal year ended November 30, 1997. This has been a remarkable time for the financial markets, particularly equities. For the latest 12 months, the S&P 500 Stock Index returned over 28%, substantially above the historical average of 10.7%, but market volatility has been high.

  During market extremes, your most important asset may be your financial adviser. Managing your investments in changing markets can be challenging, and your financial adviser knows some time-tested strategies that can help.

  Rebalancing your portfolio is one strategy to reduce risk. As the stock market has moved higher, your equity investments may have increased in value so that now they represent a higher percentage of your total portfolio than you originally intended. Your financial adviser may recommend a shift in asset allocation to bring your portfolio back in line with your investment goals and risk tolerance.

  Diversifying your portfolio can smooth the effects of volatility. Spreading your investments across a broad mix of securities reduces risk. You can also diversify by investment style. For example, you may choose to balance an investment in growth stocks with a fund that focuses on value-oriented stocks.

  Dollar-cost averaging takes advantage of market fluctuations.
In a systematic savings plan, you'll buy fewer shares when prices are high and more when prices fall. Periodic investments don't ensure a profit, however, and you should consider your ability to continually make purchases.

  On behalf of Phoenix Funds, I want to thank you for investing with us and assure you that we will continue to work hard to help you meet your investment needs.


                                        Sincerely,


                                        /s/ Philip R. McLoughlin

                                        Philip R. McLoughlin
                                        President and Chairman
                                        Phoenix Funds

                          Table of Contents

                                                              Page

            Phoenix Tax-Exempt Bond Portfolio   ............  2
            Phoenix Mid Cap Portfolio  ..................... 10
            Phoenix International Portfolio  ............... 17
            Phoenix Real Estate Securities Portfolio  ...... 25
            Phoenix Emerging Markets Bond Portfolio   ...... 31
            Notes to Financial Statements .................. 38

PHOENIX TAX-EXEMPT BOND PORTFOLIO

INVESTOR PROFILE

     Phoenix Tax-Exempt Bond Portfolio is designed for investors seeking to maximize tax-exempt yield and after-tax total return.

INVESTMENT ADVISER'S REPORT

     For the 12 months ended November 30, 1997, Phoenix Tax-Exempt Bond Portfolio Class A shares earned 6.04% and Class B shares returned 5.13% compared with 7.18% for the Lehman Brothers Municipal Bond Index. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Global investor nervousness surrounding the Asian financial problems, subdued price inflation, moderate labor compensation growth and slower economic expansion all contributed to a decline in interest rates. Municipal bond rates ended the reporting period approximately 30 basis points lower.

     The municipal bond market outperformed the U.S. Treasury market during the first half of 1997 as a result of favorable supply and demand factors. The market experienced good demand from retail investors at the same time that new issuance of municipal bonds was declining on a year-over-year basis.

     However, as interest rates fell in the second half of the year, these favorable conditions reversed, and municipal bonds began to underperform the U.S. Treasury market. Retail interest slowed, while municipal bond issuers began to flood the market to take advantage of lower interest rates.

     Over the last 12 months, yield spreads between "AAA" and "BBB"-rated bonds have moved to historically tight levels. At the beginning of the fiscal year, the yield spread was 65 basis points. By the end of the reporting period, the spread had narrowed to 40 basis points. This tightening of yield spreads held back the Portfolio's performance. Some lower-quality issues were sold to take advantage of tightening spreads, and we reallocated new cash into higher-quality issues.


OUTLOOK

     Our overall outlook for the municipal bond market is constructive as we head into 1998. The market is expecting limited issuance of municipal bonds as we experienced last year, while retail demand is expected to improve as we head into the tax season. The market may also regain investor focus as nervous equity investors look to reallocate assets away from the volatile stock market.

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------


[Tabular representation of line chart]

                    Lehman Brothers Municipal           Phoenix Tax-Exempt Bond
                    Bond Index*                         Portfolio--Class A

7/15/88                 $10,000                                $ 9,525
11/30/88                $10,341                                $ 9,924
11/30/89                $11,479                                $11,128
11/30/90                $12,362                                $11,851
11/30/91                $13,632                                $12,956
11/30/92                $15,000                                $14,500
11/30/93                $16,661                                $16,354
11/30/94                $15,786                                $15,119
11/30/95                $18,770                                $18,124
11/30/96                $19,875                                $18,904
11/30/97                $21,301**                              $20,046



Average Annual Total Returns
for Periods Ending 11/30/97

                                                                  From Inception     From Inception
                                                                    7/15/88 to         3/16/94 to
                                           1 Year     5 Years        11/30/97           11/30/97
                                           --------   ---------   ----------------   ---------------
       Class A with 4.75% sales charge      1.02%        5.67%          7.70%               --
----------------------------------------------------------------------------------------------------
       Class A at net asset value           6.04%        6.69%          8.25%               --
----------------------------------------------------------------------------------------------------
       Class B with CDSC                    1.17%          --             --              4.89%
----------------------------------------------------------------------------------------------------
       Class B at net asset value           5.13%          --             --              5.36%
----------------------------------------------------------------------------------------------------
       Lehman Brothers
        Municipal Bond Index*               7.18%        7.27%          8.35%**           6.59%***
----------------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 7/15/88 (inception of the Fund) for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 3/16/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

  *The Lehman Brothers Municipal Bond Index is an unmanaged but commonly used measure of long-term, investment-grade, tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index performance does not reflect sales charges.

 **Index information from 6/30/88 to 11/30/97.

***Index information from 2/28/94 to 11/30/97.

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997


                                       STANDARD
                                       & POOR'S     PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)       VALUE
                                     ------------- --------  -------------
MUNICIPAL TAX-EXEMPT BONDS--95.5%
Alabama--0.7%
  Alabama Special Care Facility
    5%, 11/1/25   .................. AA+            $1,000    $    942,860
                                                              ------------
Alaska--1.0%
  Valdez Marine Terminal
    Revenue 7%, 12/1/25 (c)   ...... AA              1,125       1,239,851
                                                              ------------
Arizona--0.9%
  Pima County Pre-refunded
    6.75%, 7/1/15 (FGIC
    Insured)   ..................... AAA               460         502,532
  Pima County Unrefunded
    6.75%, 7/1/15 (FGIC
    Insured)   ..................... AAA               540         585,063
                                                              ------------
                                                                 1,087,595
                                                              ------------
Arkansas--1.4%
  Drew County Public Facilities
    Board 7.90%, 8/1/11
    (FNMA Collateralized)  ......... Aaa(b)            345         376,958
  Jacksonville Residential
    Housing 7.90%, 1/1/11
    (FNMA Collateralized)  ......... Aaa(b)            519         563,212
  Lonoke County Residential
    Housing 7.90%, 4/1/11
    (FNMA Collateralized)  ......... Aaa(b)            540         602,854
  Stuttgart Public Facilities
    Board 7.90%, 9/1/11
    (FNMA Collateralized)  ......... Aaa(b)            243         263,170
                                                              ------------
                                                                 1,806,194
                                                              ------------
California--5.9%
  California Housing Financing
    Agency Series A 7.75%,
    8/1/17 (FHA Insured)   ......... AA-               250         262,660
  Pittsburg Redevelopment
    Series A 4.625%, 8/1/21
    (AMBAC Insured)  ............... AAA             1,650       1,474,077
  Riverside County 8.625%,
    5/1/16 (GNMA
    Collateralized) (d) ............ AAA             4,300       5,782,812
                                                              ------------
                                                                 7,519,549
                                                              ------------
Colorado--3.4%
  Arapahoe County Highway
    Revenue 6.90%, 8/31/15 (c)  .... Aaa(b)          2,500       2,932,550
  Jefferson County School
    District 6.50%, 12/15/07
    (MBIA Insured)   ............... AAA             1,250       1,443,013
                                                              ------------
                                                                 4,375,563
                                                              ------------


                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)        VALUE
                                     ------------- --------  -------------
Connecticut--3.1%
  Mashantucket Western Pequot
    Tribe 144A 5.60%,
    9/1/09 (e) ..................... NR             $1,000    $  1,028,160
  Mashantucket Western Pequot
    Tribe Pre-refunded 144A
    6.50%, 9/1/05 (e)   ............ BBB-              845         951,461
  Mashantucket Western Pequot
    Tribe Pre-refunded 144A
    6.50%, 9/1/06 (e)   ............ BBB-              483         548,791
  Mashantucket Western Pequot
    Tribe Unrefunded 144A
    6.50%, 9/1/05 (e)   ............ BBB-              855         938,816
  Mashantucket Western Pequot
    Tribe Unrefunded 144A
    6.50%, 9/1/06 (e)   ............ BBB-              517         568,783
                                                              ------------
                                                                 4,036,011
                                                              ------------
Florida--1.4%
  Martin County Industrial
    Cogeneration 7.875%,
    12/15/25   ..................... BBB-            1,500       1,739,325
                                                              ------------
Georgia--4.8%
  Atlanta Water and Sewer
    Revenue 4.50%, 1/1/18
    (FGIC Insured)   ............... AAA             2,250       1,995,682
  Cartersville Development
    Authority Revenue 5.625%,
    5/1/09  ........................ A+              2,000       2,135,640
  Georgia Electric Authority
    Series Z 5.50%, 1/1/20
    (FGIC Insured)   ............... AAA             2,000       2,081,000
                                                              ------------
                                                                 6,212,322
                                                              ------------
Illinois--6.6%
  Chicago Board of Education
    6%, 1/1/20 (MBIA Insured)        AAA               500         548,025
  Chicago Gas Supply Revenue
    7.50%, 3/1/15 (c)   ............ AA-             1,000       1,080,020
  Chicago O'Hare International
    Airport 8.85%, 5/1/18  ......... Baa(b)            875         989,161
  Illinois Development Finance
    Authority 7.60%, 9/1/13   ...... AA              2,000       2,175,920
  Illinois Health Facilities
    Authority 7%, 4/1/08 (FSA
    Insured)   ..................... AAA             1,100       1,297,714
  Illinois Housing Development
    Authority Residential 7%,
    8/1/17  ........................ Aa(b)             735         755,293
  Metropolitan Pier & Exposition
    Authority Pre-refunded
    6.50%, 6/15/07 (FGIC
    Insured)   ..................... Aaa(b)          1,470       1,643,225


                       See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------


                                      STANDARD
                                      & POOR'S     PAR
                                       RATING      VALUE
                                     (Unaudited)   (000)       VALUE
                                    ------------- --------  -------------
Illinois--continued
  Metropolitan Pier & Exposition
    Authority Unrefunded 6.50%,
    6/15/07 (FGIC Insured)   ...... Aaa(b)         $   30    $     33,294
                                                             ------------
                                                                8,522,652
                                                             ------------
Indiana--2.5%
  Indianapolis Public
    Improvement Series A 0%,
    2/1/05 ........................ Aa(b)           1,765       1,237,018
  Indianapolis Public
    Improvement Series C 0%,
    1/1/03 ........................ A(b)            2,500       1,968,575
                                                             ------------
                                                                3,205,593
                                                             ------------
Kentucky--2.2%
  Kentucky Turnpike Authority 0%,
    1/1/10 (FGIC Insured) ......... AAA             3,300       1,800,546
  Perry County Solid Waste
    Disposal Revenue 7%,
    6/1/24 ........................ NR              1,000       1,078,290
                                                             ------------
                                                                2,878,836
                                                             ------------
Louisiana--0.9%
  East Baton Rouge Parish
    Series ST-A 4.90%, 2/1/16
    (FGIC Insured)  ............... AAA             1,000         950,150
  St. Mary Public Authority
    7.625%, 3/25/12 ............... Aaa(b)            112         125,915
  St. Tammany Public Authority
    7%, 6/1/02 (FNMA
    Collateralized) ............... Aaa(b)            124         130,212
                                                             ------------
                                                                1,206,277
                                                             ------------
Maryland--0.5%
  Baltimore G.O. 7%, 10/15/09
    (MBIA Insured)  ............... AAA               500         604,045
                                                             ------------
Massachusetts--6.5%
  Massachusetts Bay
    Transportation Authority
    Series B 6.20%, 3/1/16   ...... A+              1,000       1,120,630
  Massachusetts Industrial
    Financing Agency 0%,
    8/1/05 ........................ A+              1,100         763,466
  Massachusetts State Health &
    Education Revenue 3.10%,
    7/1/13 (MBIA Insured) (c)   .   AAA             6,000       5,428,380
  Massachusetts State Turnpike
    Authority Series B 5.25%,
    1/1/17 (MBIA Insured) ......... AAA             1,000       1,000,370
                                                             ------------
                                                                8,312,846
                                                             ------------
Michigan--2.6%
  Western Townships Utilities
    Authority 8.20%, 1/1/18  ...... BBB+            1,500       1,584,615
  Williamston Community
    School 5.50%, 5/1/25
    (MBIA Insured)  ............... AAA             1,725       1,785,047
                                                             ------------
                                                                3,369,662
                                                             ------------


                                      STANDARD
                                      & POOR'S      PAR
                                       RATING      VALUE
                                     (Unaudited)   (000)        VALUE
                                    ------------- --------  -------------
Mississippi--1.4%
  Lowndes County Waste
    Disposal 6.80%, 4/1/22   ...... A              $1,450    $  1,745,713
                                                             ------------
Nebraska--1.2%
  Nebraska Higher Education
    6.70%, 12/1/02  ............... A(b)            1,500       1,600,035
                                                             ------------
Nevada--1.2%
  Clark County School District
    Series B 0%, 6/1/03 (MBIA
    Insured)  ..................... AAA             2,000       1,573,800
                                                             ------------
New Jersey--2.0%
  Atlantic City Improvement
    Authority Pre-refunded
    8.875%, 2/1/10  ............... NR              1,000       1,054,680
  Camden County Municipal
    Utilities Authority 0%,
    9/1/11 (FGIC Insured) ......... AAA             3,000       1,452,150
                                                             ------------
                                                                2,506,830
                                                             ------------
New York--10.8%
  Erie County Water Authority
    0%, 12/1/17 (AMBAC
    Insured)  ..................... AAA               550         131,175
  New York State Dormitory
    Authority 6.375%, 7/1/08 ...... BBB             1,000       1,076,260
  Niagara Falls Bridge
    Commission 5.25%, 10/1/15
    (FGIC Insured)  ............... AAA             4,000       4,111,760
  Port Authority Revenue
    6.75%, 10/1/11  ............... NR              3,000       3,261,720
  Port Authority Revenue
    6.125%, 6/1/94  ............... AA-             2,000       2,252,580
  Triborough Bridge & Tunnel
    Authority Series A 4.75%,
    1/1/14 ........................ Aa(b)           2,250       2,185,447
  Triborough Bridge & Tunnel
    Authority Series X 6.625%,
    1/1/12 ........................ Aa(b)             750         877,808
                                                             ------------
                                                               13,896,750
                                                             ------------
North Carolina--1.2%
  North Carolina Municipal
    Power Agency 6%, 1/1/09
    (AMBAC Insured) ............... AAA             1,385       1,529,733
                                                             ------------
Pennsylvania--11.2%
  Delaware Valley Finance
    Authority Series B 5.70%,
    7/1/27 (AMBAC Insured)   ...... AAA             2,000       2,157,120
  Pennsylvania Economic
    Development Financing
    Authority 6.40%, 1/1/09  ...... NR              5,000       5,217,850

                       See Notes to Financial Statements
                                                                              5

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------




                                       STANDARD
                                       & POOR'S     PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)        VALUE
                                     ------------- --------  -------------------
Pennsylvania--continued
  Pennsylvania Economic
    Development Financing
    Authority 9.25%, 1/1/22   ...... NR             $3,995     $    2,716,600
  Pennsylvania Finance
    Authority 6.60%, 11/1/09  ...... A               4,000          4,358,760
                                                               --------------
                                                                   14,450,330
                                                               --------------
Tennessee--1.3%
  Metropolitan Government Health
    & Educational Facilities Board
    6%, 12/1/16 (AMBAC
    Insured)   ..................... AAA             1,500          1,655,295
                                                               --------------
Texas--10.3%
  Alliance Airport Authority 7%,
    12/1/11 ........................ BBB-            1,100          1,279,377
  Austin Convention Center
    8.25%, 11/15/14  ............... Aaa(b)            955          1,047,110
  Brazos River Authority
    7.75%, 10/1/15   ............... A-                750            786,053
  Brazos River Authority
    7.625%, 5/1/19   ............... A-              1,000          1,069,320
  Colorado River Water District
    Pre-refunded 8.25%, 1/1/15 ..... NR                540            601,668
  Harris County Toll Road
    Multimode 8.125%, 8/15/17 ...... AAA               700            726,796
  La Vernia School District 5%,
    8/15/22 (PSFG Insured) ......... AAA             1,125          1,080,304
  San Antonio Electric & Gas
    5%, 2/1/12 ..................... AA              2,000          2,017,600
  Texas Public Finance Authority
    6.25%, 8/1/09 (MBIA Insured)     AAA             1,250          1,415,937
  Texas State Turnpike Authority
    5.25%, 1/1/23 (FGIC
    Insured)   ..................... AAA             2,300          2,265,454
  Texas Water Resources
    Finance Authority 7.625%,
    8/15/08 ........................ A                 945            977,007
                                                               --------------
                                                                   13,266,626
                                                               --------------
Virginia--5.0%
  Pittsylvania County Revenue
    Series A 7.30%, 1/1/04 ......... NR              1,000          1,072,290
  Pittsylvania County Revenue
    Series A 7.45%, 1/1/09 ......... NR              3,000          3,288,780
  Upper Occoquan Sewer
    Authority 5.15%, 7/1/20
    (MBIA Insured)   ............... AAA             2,000          2,002,720
                                                               --------------
                                                                    6,363,790
                                                               --------------


                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)         VALUE
                                     ------------- --------  -------------------
West Virginia--2.5%
  Upshur Solid Waste Revenue
    7%, 7/15/25   .................. NR             $2,000     $    2,173,240
  West Virginia Housing
    Development 6.625%,
    7/1/20 (FHA Insured)   ......... AA              1,000          1,002,250
                                                               --------------
                                                                    3,175,490
                                                               --------------
Wisconsin--0.9%
  Wisconsin Clean Water
    Revenue 6.875%, 6/1/11 ......... AA+               750            887,498
  Wisconsin Housing &
    Economic Development
    Authority 7.375%, 9/1/17  ...... Aa(b)             305            313,665
                                                               --------------
                                                                    1,201,163
                                                               --------------
Wyoming--0.4%
  Wyoming Community
    Development Authority
    7.875%, 6/1/18 (FHA
    Insured)   ..................... AA                545            564,854
                                                               --------------
Other Territories--1.7%
  Puerto Rico Commonwealth
    Aqueduct & Sewer
    Authority 7.875%, 7/1/17  ...... AAA               500            521,735
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority 6.625%, 7/1/12  ...... A               1,500          1,643,685
                                                               --------------
                                                                    2,165,420
                                                               --------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
  (Identified cost $116,152,396)..............................    122,755,010
                                                               --------------
SHORT-TERM OBLIGATIONS--3.1%
Commercial Paper--3.1%
  BellSouth Telecommunications,
    Inc. 5.75%, 12/1/97 ............ A-1+              735            735,000
  Koch Industries, Inc. 5.62%,
    12/1/97 ........................ A-1+            3,295          3,295,000
                                                               --------------
                                                                    4,030,000
                                                               --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $4,030,000)  ..............................      4,030,000
                                                               --------------
TOTAL INVESTMENTS--98.6%
  (Identified cost $120,182,396)..............................    126,785,010(a)
  Cash and receivables, less liabilities--1.4% ...............      1,774,686
                                                               --------------
NET ASSETS--100.0%  .......................................... $  128,559,696
                                                               ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,822,558 and gross depreciation of $2,162,504 for federal income tax purposes. At November
    30, 1997, the aggregate cost of securities for federal income tax purposes was $120,124,956.
(b) As rated by Moody's, Fitch, or Duff & Phelp's.
(c) Variable or step coupon security; interest rate reflects the rate currently in effect.
(d) All or a portion segregated as collateral.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, these securities amounted to a value of $4,036,011 or 3.1% of net assets.

    At November 30, 1997, 40.5% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: FGIC, 13.6%; and MBIA 12.3%.


                        See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997



Assets
Investment securities at value
  (Identified cost $120,182,396)                            $126,785,010
Receivables
 Interest                                                      2,150,121
 Fund shares sold                                                 47,924
                                                            ------------
  Total assets                                               128,983,055
                                                            ------------
Liabilities
Payables
 Custodian                                                         1,459
 Dividend distributions                                          123,642
 Fund shares repurchased                                         136,111
 Investment advisory fee                                          47,382
 Distribution fee                                                 29,875
 Transfer agent fee                                               14,168
 Financial agent fee                                               6,740
 Trustees' fee                                                       292
Accrued expenses                                                  63,690
                                                            ------------
  Total liabilities                                              423,359
                                                            ------------
Net Assets                                                  $128,559,696
                                                            ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $121,978,076
Distributions in excess of net investment income                (123,643)
Accumulated net realized gain                                    107,337
Net unrealized appreciation                                    6,597,926
                                                            ------------
Net Assets                                                  $128,559,696
                                                            ============

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $122,762,744)           10,986,249

Net asset value per share                                   $      11.17
Offering price per share
  $11.17/(1-4.75%)                                          $      11.73

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,796,952)                516,856

Net asset value and offering price per share                $      11.22


                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1997



Investment Income
Interest                                                    $8,324,902
                                                            ----------
   Total investment income                                   8,324,902
                                                            ----------
Expenses
Investment advisory fee                                        593,217
Distribution fee--Class A                                      316,781
Distribution fee--Class B                                       51,136
Financial agent fee                                             78,549
Transfer agent                                                 115,916
Professional                                                    42,301
Registration                                                    24,594
Trustees                                                        21,061
Printing                                                        20,122
Custodian                                                       15,032
Miscellaneous                                                   21,063
                                                            ----------
   Total expenses                                            1,299,772
                                                            ----------
Net investment income                                        7,025,130
                                                            ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                199,858
Net realized loss on futures contracts                         (24,757)
Net change in unrealized appreciation (depreciation) on
  investments                                                  420,432
                                                            ----------
Net gain on investments                                        595,533
                                                            ----------
Net increase in net assets resulting from
  operations                                                $7,620,663
                                                            ==========


                       See Notes to Financial Statements
                                                                              7

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                        Year Ended            Year Ended
                                                                                     November 30, 1997     November 30, 1996
                                                                                     -------------------   ------------------
From Operations
 Net investment income                                                                 $   7,025,130         $   7,756,296
 Net realized gain                                                                           175,101             1,670,133
 Net change in unrealized appreciation (depreciation)                                        420,432            (3,275,493)
                                                                                       -------------         -------------
 Increase in net assets resulting from operations                                          7,620,663             6,150,936
                                                                                       -------------         -------------
From Distributions to Shareholders
 Net investment income--Class A                                                           (6,755,466)           (7,504,351)
 Net investment income--Class B                                                             (233,919)             (191,960)
 Net realized gains--Class A                                                              (1,898,761)                   --
 Net realized gains--Class B                                                                 (65,944)                   --
 In excess of net investment income--Class A                                                  (5,836)                   --
 In excess of net investment income--Class B                                                    (202)                   --
                                                                                       -------------         -------------
 Decrease in net assets from distributions to shareholders                                (8,960,128)           (7,696,311)
                                                                                       -------------         -------------
From Share Transactions
Class A
 Proceeds from sales of shares (5,119,900 and 7,599,558 shares, respectively)             56,427,974            84,574,148
 Net asset value of shares issued from reinvestment of distributions (458,029 and
  371,771 shares, respectively)                                                            5,044,059             4,153,807
 Cost of shares repurchased (6,702,201 and 8,830,124 shares, respectively)               (73,960,582)          (98,463,997)
                                                                                       -------------         -------------
Total                                                                                    (12,488,549)           (9,736,042)
                                                                                       -------------         -------------
Class B
 Proceeds from sales of shares (200,165 and 197,502 shares, respectively)                  2,212,684             2,219,054
 Net asset value of shares issued from reinvestment of distributions (15,780 and
  10,179 shares, respectively)                                                               174,441               113,899
 Cost of shares repurchased (119,828 and 61,609 shares, respectively)                     (1,319,055)             (695,116)
                                                                                       -------------         -------------
Total                                                                                      1,068,070             1,637,837
                                                                                       -------------         -------------
 Decrease in net assets from share transactions                                          (11,420,479)           (8,098,205)
                                                                                       -------------         -------------
 Net decrease in net assets                                                              (12,759,944)           (9,643,580)
Net Assets
 Beginning of period                                                                     141,319,640           150,963,220
                                                                                       -------------         -------------
 End of period (including distributions in excess of net investment income
  of ($123,643) and ($117,605), respectively)                                          $ 128,559,696         $ 141,319,640
                                                                                       =============         =============


                        See Notes to Financial Statements

Phoenix Tax-Exempt Bond Portfolio

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                               Class A
                                             ----------------------------------------------------------------------------
                                                                       Year Ended November 30,
                                                1997           1996           1995           1994            1993
                                             ------------   ------------   ------------   -------------   ---------------
Net asset value, beginning of period            $11.28         $11.40         $10.09          $11.58           $11.10
Income from investment operations
 Net investment income                            0.59           0.60           0.61            0.65             0.60(4)
 Net realized and unrealized gain (loss)          0.05          (0.12)          1.34           (1.49)            0.76
                                              --------       --------       --------        --------        -----------
  Total from investment operations                0.64           0.48           1.95           (0.84)            1.36
                                              --------       --------       --------        --------        -----------
Less distributions
 Dividends from net investment income            (0.59)         (0.60)         (0.61)          (0.65)           (0.60)
 Dividends from net realized gains               (0.16)            --          (0.03)             --            (0.28)
                                              --------       --------       --------        --------        -----------
  Total distributions                            (0.75)         (0.60)         (0.64)          (0.65)           (0.88)
                                              --------       --------       --------        --------        -----------
Change in net asset value                        (0.11)         (0.12)          1.31           (1.49)            0.48
                                              --------       --------       --------        --------        -----------
Net asset value, end of period                  $11.17         $11.28         $11.40          $10.09           $11.58
                                              ========       ========       ========        ========        ===========
Total return(1)                                   6.04%          4.30%         19.87%          (7.55)%          12.79%
Ratios/supplemental data:
Net assets, end of period (thousands)         $122,763       $136,558       $147,821        $141,623         $171,272
Ratio to average net assets of:
 Operating expenses                               0.96%          0.94%          0.97%           0.96%            0.75%
 Net investment income                            5.36%          5.42%          5.65%           5.65%            5.33%
Portfolio turnover                                  15%            27%            25%             54%              62%


                                                                        Class B
                                             -------------------------------------------------------------
                                                                                               From
                                                                                            Inception
                                                     Year Ended November 30,                3/16/94 to
                                                1997          1996          1995             11/30/94
                                             -----------   -----------   -----------   -------------------
Net asset value, beginning of period            $11.32         $11.44         $10.12          $11.21
Income from investment operations
 Net investment income                            0.50           0.52           0.53            0.39
 Net realized and unrealized gain (loss)          0.06          (0.12)          1.35           (1.09)
                                              --------       --------       --------      ----------
  Total from investment operations                0.56           0.40           1.88           (0.70)
                                              --------       --------       --------      ----------
Less distributions
 Dividends from net investment income            (0.50)         (0.52)        (0.53)           (0.39)
 Dividends from net realized gains               (0.16)            --         (0.03)              --
                                              --------       --------       --------      ----------
  Total distributions                            (0.66)         (0.52)        (0.56)           (0.39)
                                              --------      --------        --------        ----------
Change in net asset value                        (0.10)         (0.12)          1.32           (1.09)
                                              --------       --------       --------      ----------
Net asset value, end of period                  $11.22         $11.32         $11.44          $10.12
                                              ========       ========       ========      ==========
Total return(1)                                   5.13%          3.60%         19.07%          (6.42%)(3)
Ratios/supplemental data:
Net assets, end of period (thousands)           $5,797         $4,762         $3,142          $1,147
Ratio to average net assets of:
 Operating expenses                               1.71%          1.69%         1.72%            1.54%(2)
 Net investment income                            4.60%          4.68%         4.90%            5.07%(2)
Portfolio turnover                                  15%            27%           25%              54%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Includes reimbursement of operating expenses by investment adviser of $0.03.

                       See Notes to Financial Statements
                                                                              9

PHOENIX MID CAP PORTFOLIO

INVESTOR PROFILE

     Phoenix Mid Cap Portfolio is designed for long-term investors seeking long-term capital appreciation, primarily through investments in mid-capitalization stocks.

INVESTMENT ADVISER'S REPORT

     Phoenix Mid Cap Portfolio Class A shares returned 8.12% and Class B shares returned 7.27% for the 12 months ended November 30, 1997. During the same period, the S&P MidCap 400 Index returned 27.47%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     During the last six months of the reporting period, mid-cap stocks staged a strong recovery, outperforming large-cap stocks. However, this outperformance came to a halt during the October market correction spurred by the Southeast Asian currency crisis. We continue to believe the mid-cap arena offers more opportunities for thematic investing, higher earnings growth rates and more attractive valuations compared to large-cap stocks. Moreover, mid-cap stocks have less international earnings exposure than large multinationals, which should help insulate them against international earnings disappointments.

     The Fund's performance was helped by our Energy Technology theme, which is capitalizing on rising global energy demand. This theme represents companies that provide productivity-enhancing solutions to the world's exploration and production companies. Another positive contributor was our Deregulating Financial Services theme, which represents banks, brokerages and insurance companies experiencing above-average earnings growth and industry consolidation. Performance was hindered by our technology and health-care holdings.

OUTLOOK

     We believe that the Portfolio is well-positioned for the current investment climate, which is characterized by continued concerns over Asia. Our long-term outlook remains constructive. Although valuation levels have risen, the economy continues to grow, inflation remains benign and the outlook for overall corporate earnings is still positive. Our driving investment themes should serve us well in this climate.

Phoenix Mid Cap Portfolio

--------------------------------------------------------------------------------




[Tabular representation of line chart]

                                                Phoenix MidCap
                        S&P MidCap 400*         Portfolio--Class A

11/1/89                    $10,000                  $ 9,525
11/30/89                   $10,221                  $ 9,800
11/30/90                   $ 9,493                  $11,491
11/30/91                   $13,482                  $16,178
11/30/92                   $16,324                  $18,838
11/30/93                   $18,373                  $20,522
11/30/94                   $18,369                  $20,733
11/30/95                   $24,335                  $26,512
11/30/96                   $28,903                  $30,095
11/30/97                   $36,842                  $32,540



      Average Annual Total Returns
      for Periods Ending 11/30/97

                                                                      From Inception     From Inception
                                                                        11/1/89 to         7/18/94 to
                                           1 Year       5 Years          11/30/97           11/30/97
                                           ----------   -----------   ----------------   ---------------
       Class A with 4.75% sales charge        2.99%        10.47%           15.72%               --
--------------------------------------------------------------------------------------------------------
       Class A at net asset value             8.12%        11.55%           16.41%               --
--------------------------------------------------------------------------------------------------------
       Class B with CDSC                      3.49%           --               --             13.69%
--------------------------------------------------------------------------------------------------------
       Class B at net asset value             7.27%           --               --             14.10%
--------------------------------------------------------------------------------------------------------
       S&P MidCap 400*                       27.47%        17.68%           17.50%            21.89%
--------------------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 11/1/89 (inception of the Fund) for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/18/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P MidCap 400 is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion. Performance is calculated on a total return basis, as reported by Frank Russell Co. The S&P MidCap 400's performance does not reflect sales charges.

Phoenix Mid Cap Portfolio

--------------------------------------------------------------------------------

                           INVESTMENTS AT NOVEMBER 30, 1997


                                              SHARES     VALUE
                                             --------- ------------
COMMON STOCKS--83.8%
Airlines--3.3%
  AMR Corp. (b)  ...........................   45,000   $ 5,453,438
  Alaska Air Group, Inc. (b) ...............   87,400     3,266,575
  Southwest Airlines Co.  ..................  150,000     3,665,625
                                                        -----------
                                                         12,385,638
                                                        -----------
Banks--4.5%
  Republic New York Corp. ..................   60,000     6,525,000
  Wachovia Corp. ...........................   45,000     3,465,000
  Washington Mutual, Inc. ..................  100,000     6,912,500
                                                        -----------
                                                         16,902,500
                                                        -----------
Beverages (Non-Alcoholic)--1.7%
  Coca-Cola Enterprises, Inc.   ............  210,000     6,418,125
                                                        -----------
Broadcasting (Television, Radio & Cable)--1.5%
  Heftel Broadcasting Corp. Class A (b)  ...   75,500     5,577,562
                                                        -----------
Communications Equipment--1.9%
  Ciena Corp. (b)   ........................  135,000     7,290,000
                                                        -----------
Computers (Peripherals)--1.0%
  EMC Corp. (b)  ...........................  120,000     3,637,500
                                                        -----------
Computers (Software & Services)--5.9%
  BMC Software, Inc. (b)  ..................  120,000     7,785,000
  Computer Associates International, Inc.     137,500     7,158,594
  Compuware Corp. (b)  .....................  105,000     3,668,437
  PeopleSoft, Inc. (b) .....................   59,000     3,860,813
                                                        -----------
                                                         22,472,844
                                                        -----------
Distributors (Food & Health)--3.0%
  Cardinal Health, Inc.   ..................  150,000    11,362,500
                                                        -----------
Electronics (Component Distributors)--1.9%
  Grainger (W.W.), Inc.   ..................   75,000     7,021,875
                                                        -----------
Electronics (Semiconductors)--0.7%
  Integrated Circuit Systems, Inc. (b)   ...   93,000     2,615,625
                                                        -----------
Entertainment--1.8%
  Liberty Media Group (b) ..................  200,000     6,750,000
                                                        -----------
Financial (Diversified)--4.7%
  Franklin Resources, Inc.   ...............   60,000     5,392,500
  Greenpoint Financial Corp. ...............   90,000     5,996,250
  Price (T. Rowe) Associates ...............  100,000     6,500,000
                                                        -----------
                                                         17,888,750
                                                        -----------
Foods--3.3%
  Interstate Bakeries Corp.  ...............  360,000    12,442,500
                                                        -----------
Health Care (Diversified)--1.0%
  Bristol-Myers Squibb Co.   ...............   40,000     3,745,000
                                                        -----------
Health Care (Drugs--Major Pharmaceuticals)--1.4%
  Lilly (Eli) & Co. ........................   80,000     5,045,000
  Viropharma, Inc. (b) .....................   20,000       362,500
                                                        -----------
                                                          5,407,500
                                                        -----------
Health Care (Hospital Management)--1.2%
  HBO & Co.   ..............................  100,000     4,487,500
                                                        -----------
Health Care (Long Term Care)--2.1%
  HEALTHSOUTH Corp. (b)   ..................  300,000     7,875,000
                                                        -----------


                                              SHARES      VALUE
                                             --------- ------------
Health Care (Medical Products & Supplies)--3.3%
  ATL Ultrasound, Inc. (b)   ...............   40,000   $ 1,720,000
  Guidant Corp.  ...........................   57,000     3,662,250
  Mentor Corp.   ...........................  100,000     3,400,000
  Sofamor Danek Group, Inc. (b) ............   55,000     3,870,625
                                                        -----------
                                                         12,652,875
                                                        -----------
Health Care (Specialized Services)--0.6%
  Covance, Inc. (b) ........................  120,000     2,175,000
                                                        -----------
Household Furn. & Appliances--0.3%
  Ethan Allen Interiors, Inc.   ............   30,300     1,166,550
                                                        -----------
Insurance (Life/Health)--3.2%
  Jefferson-Pilot Corp.   ..................  110,000     8,394,375
  Torchmark Corp.   ........................   92,000     3,772,000
                                                        -----------
                                                         12,166,375
                                                        -----------
Insurance (Multi-Line)--3.7%
  SunAmerica, Inc.  ........................  135,000     5,467,500
  TIG Holdings, Inc.   .....................  140,000     4,506,250
  Travelers Property Casualty Corp.
    Class A   ..............................  103,500     4,114,125
                                                        -----------
                                                         14,087,875
                                                        -----------
Insurance (Property-Casualty)--1.5%
  St. Paul Co., Inc.   .....................   72,000     5,760,000
                                                        -----------
Investment Banking/Brokerage--1.1%
  Charles Schwab Corp. .....................  105,000     4,049,062
                                                        -----------
Oil & Gas (Drilling & Equipment)--10.3%
  BJ Services Co. (b)  .....................  145,000    10,412,813
  Diamond Offshore Drilling, Inc.  .........  100,000     4,987,500
  Rowan Companies, Inc. (b)  ...............  250,000     8,500,000
  Smith International, Inc. (b) ............  115,000     7,360,000
  Transocean Offshore, Inc.  ...............  160,000     7,590,000
                                                        -----------
                                                         38,850,313
                                                        -----------
Oil & Gas (Exploration & Production)--1.5%
  Apache Corp.   ...........................  160,000     5,880,000
                                                        -----------
Retail (General Merchandise)--5.7%
  Borders Group, Inc. (b) ..................  300,000     8,568,750
  Kohl's Corp. (b)  ........................  180,000    13,027,500
                                                        -----------
                                                         21,596,250
                                                        -----------
Services (Advertising/Marketing)--2.3%
  Outdoor Systems, Inc. (b)  ...............  278,850     8,609,494
                                                        -----------
Services (Commercial & Consumer)--0.3%
  Galileo International, Inc.   ............   50,000     1,340,625
                                                        -----------
Telephone--2.6%
  Teleport Communications Group, Inc.
    Class A (b)  ...........................  200,000     9,800,000
                                                        -----------
Textiles (Apparel)--6.3%
  Jones Apparel Group, Inc. (b) ............  185,000     9,018,750
  Liz Claiborne, Inc.  .....................  130,000     6,532,500
  Nautica Enterprises, Inc. (b) ............  300,000     8,418,750
                                                        -----------
                                                         23,970,000
                                                        -----------


                        See Notes to Financial Statements

Phoenix Mid Cap Portfolio

--------------------------------------------------------------------------------


                                          SHARES      VALUE
                                          -------- -------------
Truckers--0.2%
  CNF Transportation, Inc.   ............ 20,000    $    870,000
                                                    ------------
TOTAL COMMON STOCKS
  (Identified cost $261,640,777) ...............     317,254,838
                                                    ------------
FOREIGN COMMON STOCKS--0.5%
Biotechnology--0.5%
  Elan PLC Sponsored ADR (Ireland) (b)    38,900       2,051,975
                                                    ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,047,821)..................       2,051,975
                                                    ------------
TOTAL LONG-TERM INVESTMENTS--84.3%
  (Identified cost $263,688,598) ...............     319,306,813
                                                    ------------


                                   STANDARD
                                   & POOR'S     PAR
                                    RATING      VALUE
                                  (Unaudited)   (000)
                                 ------------- --------
SHORT-TERM OBLIGATIONS--22.1%
Commercial Paper--21.0%
  BellSouth Telecommunications,
    Inc. 5.75%, 12/1/97   ...... A-1+           $2,600    2,600,000
  Koch Industries, Inc. 5.53%,
    12/1/97   .................. A-1+            4,765    4,765,000
  Koch Industries, Inc. 5.62%,
    12/1/97   .................. A-1+            1,930    1,930,000
  Pitney Bowes Credit Corp.
    5.56%, 12/1/97  ............ A-1+            1,345    1,345,000
  Vermont American Corp.
    5.70%, 12/1/97  ............ A-1+            8,517    8,517,000
  Deutsche Bank Financial
    5.53%, 12/2/97  ............ A-1+            2,480    2,479,619
  International Lease Finance
    Corp. 5.52%, 12/2/97  ...... A-1             6,570    6,568,993




                                  STANDARD
                                  & POOR'S     PAR
                                   RATING      VALUE
                                (Unaudited)    (000)         VALUE
                                ------------- ---------  --------------------
Commercial Paper--continued
  BellSouth Telecommunications,
    Inc. 5.53%, 12/3/97  ...... A-1+           $ 7,000     $    6,997,849
  Ameritech Corp. 5.57%,
    12/4/97  .................. A-1+             1,136          1,135,473
  Corporate Receivables Corp.
    5.60%, 12/4/97 ............ A-1                700            699,673
  BellSouth Telecommunications,
    Inc. 5.55%, 12/8/97  ...... A-1+             5,000          4,994,604
  Du Pont (E.I.) de Nemours &
    Co. 5.54%, 12/9/97   ...... A-1+             5,000          4,993,844
  Du Pont (E.I.) de Nemours &
    Co. 5.54%, 12/10/97  ...... A-1+             5,265          5,257,708
  Abbott Laboratories 5.48%,
    12/11/97 .................. A-1+             9,160          9,146,056
  Coca-Cola Co. 5.56%,
    12/11/97 .................. A-1+             3,485          3,479,618
  Abbott Laboratories 5.52%,
    12/12/97 .................. A-1+               455            454,233
  Deutsche Bank Financial
    5.56%, 12/17/97   ......... A-1+            10,000          9,975,289
  Private Export Funding Corp.
    5.67%, 1/20/98 ............ A-1+             4,000          3,968,500
                                                           --------------
                                                               79,308,459
                                                           --------------
Federal Agency Securities--1.1%
  FHLMC 5.63%, 12/1/97  ..................      4,190          4,190,000
                                                          --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $83,498,459)  .....................         83,498,459
                                                           --------------
TOTAL INVESTMENTS--106.4%
  (Identified cost $347,187,057) .....................        402,805,272(a)
  Cash and receivables, less liabilities--(6.4)%   ...        (24,169,022)
                                                           --------------
NET ASSETS--100.0%   .................................     $  378,636,250
                                                           ==============



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $57,666,829 and gross depreciation of $2,130,922 for federal income tax purposes. At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $347,269,365.
(b) Non-income producing.

                       See Notes to Financial Statements

Phoenix Mid Cap Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997



Assets
Investment securities at value
  (Identified cost $347,187,057)                            $402,805,272
Cash                                                               5,589
Receivables
 Investment securities sold                                    2,511,986
 Dividends and interest                                          124,587
 Fund shares sold                                                 72,753
                                                            ------------
  Total assets                                               405,520,187
                                                            ------------
Liabilities
Payables
 Investment securities purchased                              25,863,915
 Fund shares repurchased                                         421,222
 Investment advisory fee                                         235,746
 Transfer agent fee                                              137,861
 Distribution fee                                                 89,713
 Financial agent fee                                              13,704
 Trustees' fee                                                       292
Accrued expenses                                                 121,484
                                                            ------------
  Total liabilities                                           26,883,937
                                                            ------------
Net Assets                                                  $378,636,250
                                                            ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $288,268,160
Accumulated net realized gain                                 34,749,875
Net unrealized appreciation                                   55,618,215
                                                            ------------
Net Assets                                                  $378,636,250
                                                            ============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $360,053,199)           17,444,849

Net asset value per share                                   $      20.64
Offering price per share
  $20.64/(1-4.75%)                                          $      21.67

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $18,583,051)               924,153

Net asset value and offering price per share                $      20.11


                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1997



Investment Income
Dividends                                                $ 2,465,050
Interest                                                   2,251,951
Security lending                                             320,180
                                                         -----------
   Total investment income                                 5,037,181
                                                         -----------
Expenses
Investment advisory fee                                    3,027,757
Distribution fee--Class A                                    966,258
Distribution fee--Class B                                    171,978
Financial agent fee                                          168,694
Transfer agent                                               893,293
Printing                                                      87,971
Registration                                                  39,983
Professional                                                  39,919
Custodian                                                     33,369
Trustees                                                      21,089
Miscellaneous                                                 37,701
                                                         -----------
   Total expenses                                          5,488,012
                                                         -----------
Net investment loss                                         (450,831)
                                                         -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                           36,321,860
Net change in unrealized appreciation (depreciation) on
  investments                                             (8,036,315)
                                                         -----------
Net gain on investments                                   28,285,545
                                                         -----------
Net increase in net assets resulting from
  operations                                             $27,834,714
                                                         ===========


                       See Notes to Financial Statements
14

Phoenix Mid Cap Portfolio

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                          Year Ended            Year Ended
                                                                                       November 30, 1997     November 30, 1996
                                                                                       -------------------   ------------------
From Operations
 Net investment income (loss)                                                            $     (450,831)      $     (914,819)
 Net realized gain                                                                           36,321,860           53,975,757
 Net change in unrealized appreciation (depreciation)                                        (8,036,315)           7,327,088
                                                                                         --------------       --------------
 Increase in net assets resulting from operations                                            27,834,714           60,388,026
                                                                                         --------------       --------------
From Distributions to Shareholders
 Net realized gains--Class A                                                                (51,980,339)         (63,370,772)
 Net realized gains--Class B                                                                 (2,025,912)          (1,485,800)
                                                                                         --------------       --------------
 Decrease in net assets from distributions to shareholders                                  (54,006,251)         (64,856,572)
                                                                                         --------------       --------------
From Share Transactions
Class A
 Proceeds from sales of shares (2,046,000 and 4,975,113 shares, respectively)                41,010,257           98,337,401
 Net asset value of shares issued from reinvestment of distributions (2,624,028 and
  3,203,933 shares, respectively)                                                            49,101,364           59,432,948
 Cost of shares repurchased (8,074,195 and 9,465,735 shares, respectively)                 (156,230,117)        (189,179,115)
                                                                                         --------------       --------------
Total                                                                                       (66,118,496)         (31,408,766)
                                                                                         --------------       --------------
Class B
 Proceeds from sales of shares (229,655 and 391,167 shares, respectively)                     4,456,304            7,718,870
 Net asset value of shares issued from reinvestment of distributions (102,293 and
  74,668 shares, respectively)                                                                1,877,087            1,371,654
 Cost of shares repurchased (234,195 and 138,583 shares, respectively)                       (4,479,411)          (2,722,739)
                                                                                         --------------       --------------
Total                                                                                         1,853,980            6,367,785
                                                                                         --------------       --------------
 Decrease in net assets from share transactions                                             (64,264,516)         (25,040,981)
                                                                                         --------------       --------------
 Net decrease in net assets                                                                 (90,436,053)         (29,509,527)
Net Assets
 Beginning of period                                                                        469,072,303          498,581,830
                                                                                         --------------       --------------
 End of period (including undistributed net investment income of $0 and
  $0, respectively)                                                                      $  378,636,250       $  469,072,303
                                                                                         ==============       ==============


                       See Notes to Financial Statements

Phoenix Mid Cap Portfolio

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                                              Class A
                                        -----------------------------------------------------------------------------------
                                                                      Year Ended November 30,
                                              1997               1996             1995             1994            1993
                                        ------------------ ------------------ --------------- ----------------- -----------
Net asset value, beginning of period            $21.65             $22.03           $18.03        $18.70           $17.95
Income from investment operations(5)
 Net investment income (loss)                    (0.02)(1)          (0.03)(1)         0.05(1)       0.11             0.11
 Net realized and unrealized gain                 1.52               2.53             4.74          0.10             1.44
                                              --------          ---------         --------        ------         --------
  Total from investment operations                1.50               2.50             4.79          0.21             1.55
                                              --------          ---------         --------        ------         --------
Less distributions
 Dividends from net investment income               --                 --            (0.06)        (0.10)           (0.13)
 Dividends from net realized gains               (2.51)             (2.88)           (0.73)        (0.78)           (0.67)
                                              --------          ---------         --------        ------         --------
  Total distributions                            (2.51)             (2.88)           (0.79)        (0.88)           (0.80)
                                              --------          ---------         --------        ------         --------
Change in net asset value                        (1.01)             (0.38)            4.00         (0.67)            0.75
                                              --------          ---------         --------        ------         --------
Net asset value, end of period                  $20.64             $21.65           $22.03        $18.03           $18.70
                                            ==========          =========         ========        ======         ========
Total return(2)                                   8.12%             13.52%           27.87%         1.03%            8.94%
Ratios/supplemental data:
Net assets, end of period (thousands)         $360,053          $ 451,474         $487,674      $419,760         $426,027
Ratio to average net assets of:
 Operating expenses                               1.33%              1.35%            1.42%         1.36%            1.34%
 Net investment income (loss)                    (0.08)%            (0.17)%           0.28%         0.59%            0.64%
Portfolio turnover                                 161%               242%             218%          227%             174%
Average commission rate paid(6)                $0.0542            $0.0504              N/A           N/A              N/A


                                                                  Class B
                                        -----------------------------------------------------------------
                                                                                                  From
                                                   Year Ended November 30,                    Inception
                                                                                              7/18/94 to
                                            1997               1996               1995         11/30/94
                                        --------------     --------------     ------------    ------------
Net asset value, beginning of period            $21.30             $21.85           $17.97        $17.68
Income from investment operations(5)
 Net investment income (loss)                    (0.16)(1)          (0.18)(1)        (0.12)(1)     (0.01)
 Net realized and unrealized gain                 1.47               2.51             4.75          0.30
                                        --------------     --------------     ------------    ----------
  Total from investment operations                1.31               2.33             4.63          0.29
                                        --------------     --------------     ------------    ----------
Less distributions
 Dividends from net investment income               --                 --            (0.02)           --
 Dividends from net realized gains               (2.50)             (2.88)           (0.73)           --
                                        --------------     --------------     ------------    ----------
  Total distributions                            (2.50)             (2.88)           (0.75)           --
                                        --------------     --------------     ------------    ----------
Change in net asset value                        (1.19)             (0.55)            3.88          0.29
                                        --------------     --------------     ------------    ----------
Net asset value, end of period                  $20.11             $21.30           $21.85        $17.97
                                        ==============     ==============     ============    ==========
Total return(2)                                   7.27%             12.75%           26.92%         1.64%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)          $18,583            $17,599          $10,908        $1,519
Ratio to average net assets of:
 Operating expenses                               2.08%              2.11%            2.18%         2.05%(3)
 Net investment income (loss)                    (0.85)%            (0.92)%          (0.58)%       (0.23)%(3)
Portfolio turnover                                 161%               242%             218%          227%
Average commission rate paid(6)                $0.0542            $0.0504              N/A           N/A

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements
16

PHOENIX INTERNATIONAL PORTFOLIO

INVESTOR PROFILE

     Phoenix International Portfolio is designed for long-term investors seeking above-average capital appreciation. Foreign investing involves special risks, such as currency fluctuation, less public disclosure and economic and political risks.

INVESTMENT ADVISER'S REPORT

     Class A shares returned 8.21% and Class B shares earned 7.37% for the fiscal year ended November 30, 1997 compared to a negative return of 0.13% for the EAFE Index and a positive return of 4.88% for a peer group of 410 international funds, according to Lipper Analytical Services, Inc. All performance figures are stated in U.S. dollars, assume reinvestment of dividends and exclude the effect of sales charges.

     The Fund benefited from its overweighted positions in Europe and Latin America, as well as from currency hedges established during the first part of the year. Almost all of our holdings outperformed their respective country indices, except for the Netherlands and Sweden. Holdings in the U.K. were a slight drag on performance as the U.K. market underperformed the rest of Europe. The Fund also benefited from almost no exposure to Asia and an underweighted position in Japan.

     European markets produced the best regional performance. Denmark, Finland, Italy, the Netherlands, Spain and Switzerland all rose more than 40% (in local currency). Germany rose 37.7%, and France was up 23.4%. European markets have responded well to slowly improving economic growth, cross-border mergers and acquisitions and improving corporate awareness of shareholder value. The UK has lagged slightly due to its more advanced stage in the economic cycle and an increase in interest rates.

     The Japanese market was down as the effect of the weaker yen waned and the economy sputtered after tax increases in April. Hong Kong, Malaysia and Thailand all experienced large declines. Performance in the smaller markets was extremely weak. The entire region will continue to suffer until policies to reform imbalances in the banking system are enacted, and the extent of the bad debt problem is realized.

     Latin America, as well as some of the emerging markets of Europe and the Middle East, were the success stories of the past 12 months. The Fund's overweight position in Latin America has added to performance with the exception of the month of November when problems in Asia spilled over into South America. Privatization and deregulation, restructuring of financial systems and enactment of sounder fiscal policies have led to lower interest rates in Mexico and Brazil, restarting growth in the region.


OUTLOOK

     We expect continued economic recovery in Europe coupled with relatively low interest rates. We would hope to see a new round of restructuring started by corporate Japan, but there are few signs at the moment. We expect to maintain minimal exposure until we see indications of change.

     In Asia, we hope to see the extent of the bad debt problem in the banking system clarified when 1997 results are released. When clear action is taken, the markets will have a basis upon which to rebuild confidence in the region.

Phoenix International Portfolio

--------------------------------------------------------------------------------


[Tabular representation of line chart]

               MSCI EAFE        EAFE Excluding        Phoenix International
                Index*             Japan                Portfolio--Class A

11/1/89        $10,000            $10,000                    $ 9,525
11/30/89       $10,505            $10,493                    $ 9,943
11/30/90       $ 8,230            $11,221                    $ 9,869
11/30/91       $ 8,946            $11,982                    $10,685
11/30/92       $ 8,251            $12,209                    $ 9,626
11/30/93       $10,284            $15,583                    $11,989
11/30/94       $11,841            $16,977                    $13,569
11/30/95       $12,776            $19,853                    $14,127
11/30/96       $14,321            $24,498                    $16,816
11/30/97       $14,303**          $27,723**                  $18,195



     Average Annual Total Returns
     for Periods Ending 11/30/97

                                                                      From Inception     From Inception
                                                                        11/1/89 to         7/15/94 to
                                           1 Year       5 Years          11/30/97           11/30/97
                                           ----------   -----------   ----------------   ---------------
       Class A with 4.75% sales charge        3.08%        12.47%           7.69%               --
--------------------------------------------------------------------------------------------------------
       Class A at net asset value             8.21%        13.58%           8.34%               --
--------------------------------------------------------------------------------------------------------
       Class B with CDSC                      3.56%           --              --              7.33%
--------------------------------------------------------------------------------------------------------
       Class B at net asset value             7.37%           --              --              7.82%
--------------------------------------------------------------------------------------------------------
       The Morgan Stanley Capital
        International EAFE Index*            -0.13%        11.63%           4.53%**           5.23%***
--------------------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 11/1/89 (inception of the Fund) for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

  *The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance which includes net dividends reinvested. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East. The index's performance does not reflect sales charges.

 **Index information from 10/31/89 to 11/30/97.

***Index information from 6/30/94 to 11/30/97.

Phoenix International Portfolio

--------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997




                                                 SHARES     VALUE
                                                --------- ------------
FOREIGN COMMON STOCKS--80.4%
Australia--0.6%
  Westpac Banking Corporation Ltd.
    (Banks)   .................................  131,000   $   823,792
                                                           -----------
Canada--3.0%
  Bank of Montreal (Banks)   ..................   35,400     1,515,828
  Northern Telecom Ltd. (Communications
    Equipment)   ..............................   29,800     2,679,781
                                                           -----------
                                                             4,195,609
                                                           -----------
Finland--3.5%
  Nokia Oyj Class A (Communications
    Equipment)   ..............................   31,300     2,518,796
  Nokia Oyj Sponsored ADR
    (Communications Equipment) (c) ............    9,000       748,125
  Raisio Group PLC (Foods)   ..................   15,000     1,724,817
                                                           -----------
                                                             4,991,738
                                                           -----------
France--9.4%
  Alcatel Alsthom (Communications
    Equipment)   ..............................   19,600     2,456,889
  Axa-UAP (Insurance (Multi-Line)) ............   24,931     1,809,202
  Banque Nationale de Paris (Banks)   .........   30,500     1,487,956
  Bertrand Faure SA (Auto Parts &
    Equipment)   ..............................   29,300     1,995,223
  Grand Optical Photoservice (Retail) .........    4,300       745,147
  Rhone-Poulenc (Healthcare (Diversified)).....   31,100     1,398,167
  Total SA (Oil (Integrated))   ...............   32,800     3,444,795
                                                           -----------
                                                            13,337,379
                                                           -----------
Germany--2.6%
  Adidas AG (Textiles (Apparel))   ............   16,150     2,275,357
  Muenchener Rueckversicherungs-
    Gesellschaft AG (Insurance
    (Reinsurance))  ...........................    4,400     1,374,533
                                                           -----------
                                                             3,649,890
                                                           -----------
Hong Kong--0.0%
  Henderson China Holding Ltd. (Real
    Estate)   .................................      780           691
                                                           -----------
Hungary--0.4%
  Matav Rt. Sponsored ADR (Utility-
    Telephone) (b)  ...........................   25,000       506,250
                                                           -----------
Italy--4.2%
  Banca Fideuram SPA (Financial
    (Diversified))  ...........................  173,100       721,229
  Ericsson SPA (Communications
    Equipment)   ..............................   30,000     1,163,161
  Mediolanum SPA (Financial (Diversified))  ...   61,000     1,028,992
  Telecom Italia Mobile SPA
    (Telecommunications
    (Cellular/Wireless))  .....................  365,000     1,477,489
  Telecom Italia SPA (Utility-Telephone) ......  255,000     1,589,277
                                                           -----------
                                                             5,980,148
                                                           -----------


                                                 SHARES      VALUE
                                                --------- ------------
Japan--1.1%
  Credit Saison Co. Ltd. (Consumer Credit)  ...   16,400   $   411,205
  Nintendo Co. Ltd. (Leisure Time
    (Products))  ..............................    7,000       723,996
  Sankyo Co. Ltd. (Health Care (Drugs-
    Major Pharmaceuticals))  ..................   13,000       414,574
                                                           -----------
                                                             1,549,775
                                                           -----------
Netherlands--9.5%
  Benckiser NV Class B (Cosmetics &
    Soaps) (b)   ..............................   21,000       737,361
  Getronics NV (Computers (Software &
    Services))   ..............................   68,700     2,360,385
  ING Groep NV (Financial (Diversified)) ......   32,500     1,320,992
  Oce NV (Office Equipment
    & Supplies)  ..............................   11,100     1,264,727
  Philips Electronics NV
    (Electrical/Electronics) ..................   40,600     2,681,614
  VNU-Verenigde Bezit (Publishing) ............   96,400     2,308,285
  Vendex International NV (Retail (General
    Merchandise))   ...........................   52,300     2,730,892
                                                           -----------
                                                            13,404,256
                                                           -----------
Norway--0.5%
  Smedvig ASA A Shares (Oil Service)  .........   28,600       755,593
                                                           -----------
Poland--0.5%
  Amica Wronki SA (Manufacturing
    (Consumer Durables)) (b) ..................   42,000       736,217
                                                           -----------
Portugal--3.0%
  Brisa-Auto Estradas de Portugal SA
    (Utility-Toll Road) (b)  ..................    3,100        95,162
  Portugal Telecom SA (Utility-Telephone)   ...   47,500     2,187,725
  Telecel-Comunicacoes Pessoais SA
    (Telecommunications
    (Cellular/Wireless)) (b) ..................   21,300     1,950,225
                                                           -----------
                                                             4,233,112
                                                           -----------
Spain--5.4%
  Banco Santander SA (Banks) ..................   51,900     1,569,616
  Dragados & Construcciones SA
    (Construction)  ...........................   28,500       605,834
  Endesa SA (Utility-Electric)  ...............   68,000     1,279,061
  Tabacalera SA (Tobacco) .....................   24,000     1,834,702
  Telefonica de Espana (Utility-Telephone).....   79,200     2,283,722
                                                           -----------
                                                             7,572,935
                                                           -----------
Sweden--0.5%
  Biora AB (Health Care (Medical Products
    & Supplies)) (b)   ........................   38,200       390,861
  Biora AB Sponsored ADR (Health Care
    (Medical Products & Supplies)) (b)   ......   14,000       278,250
                                                           -----------
                                                               669,111
                                                           -----------

                       See Notes to Financial Statements

Phoenix International Portfolio

--------------------------------------------------------------------------------


                                                SHARES     VALUE
                                               --------- ------------
Switzerland--12.5%
  Ares-Serono Group Bearer Shares (Health
    Care (Diversified))  .....................    1,300   $ 2,256,944
  Ciba Specialty Chemicals AG Registered
    Shares (Chemicals (Specialty)) (b)  ......   16,100     1,713,787
  Credit Suisse Group Registered Shares
    (Financial (Diversified))  ...............   15,500     2,266,940
  Novartis AG Registered Shares (Health
    Care (Drugs-Major Pharmaceuticals)) ......    3,040     4,857,688
  Roche Holding AG (Health Care
    (Diversified)) ...........................      150     1,342,593
  Schweizerische Lebensversicherungs
    (Insurance (Life/Health))  ...............    2,900     1,928,451
  Zurich Versichierungs Registered Shares
    (Financial (Diversified))  ...............    7,710     3,244,950
                                                          -----------
                                                           17,611,353
                                                          -----------
United Kingdom--23.7%
  British Aerospace PLC
    (Aerospace/Defense)  .....................  140,500     3,835,046
  British Petroleum Co. PLC (Oil
    (Integrated))  ...........................  177,000     2,424,617
  British Petroleum Co. PLC Sponsored
    ADR (Oil (Integrated)) (c) ...............    6,500       539,500
  Compass Group PLC (Service (Catering))......  149,300     1,776,003
  GKN PLC (Engineering)  .....................   88,700     1,932,420
  Granada Group PLC (Leisure Time
    (Products)) ..............................   61,000       871,575
  Legal & General Group PLC (Insurance
    (Life))  .................................  188,000     1,585,409
  Lloyds TSB Group PLC (Financial
    (Diversified)) ...........................  354,500     4,067,641
  Misys PLC (Computers (Software &
    Services))  ..............................   40,600     1,142,410
  Next PLC (Retail (General Merchandise)).....  250,500     3,131,778
  Norwich Union PLC 144A (Insurance
    (Life/Health)) (b) (d)  ..................  140,000       845,661
  Rentokil Initial PLC (Service (Catering))     408,000     1,720,337
  Shell Transport & Trading Co. PLC (Oil
    (Integrated))  ...........................  378,000     2,587,405
  Siebe PLC (Electrical Equipment)   .........   89,000     1,616,546
  Vodafone Group PLC
    (Telecommunications
    (Cellular/Wireless)) .....................  255,000     1,692,839
  WPP Group PLC (Services
    (Advertising/Marketing))   ...............  552,000     2,469,351
  Williams PLC (Manufacturing (Fire
    Safety/Security Products)) ...............  243,000     1,334,760
                                                          -----------
                                                           33,573,298
                                                          -----------


                                        SHARES      VALUE
                                        -------- --------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $95,390,345)...............    $ 113,591,147
                                                  -------------
PREFERRED STOCKS--2.6%
Germany--2.6%
  SAP AG-Vorzug Pfd. (Computers
    (Software & Services)) ............ 12,100        3,725,082
                                                  -------------
TOTAL PREFERRED STOCKS
  (Identified cost $2,944,141) ...............        3,725,082
                                                  -------------
WARRANTS--0.1%
France--0.1%
  Rhone-Poulenc Warrant (Personal Care)
    (b)  .............................. 51,700          191,793
                                                  -------------
TOTAL WARRANTS
  (Identified cost $170,026)..................          191,793
                                                  -------------
TOTAL LONG-TERM INVESTMENTS--83.1%
  (Identified cost $98,504,512)...............      117,508,022
                                                  -------------


                                   STANDARD
                                   & POOR'S     PAR
                                    RATING      VALUE
                                  (Unaudited)   (000)
                                 ------------- --------
SHORT-TERM OBLIGATIONS--17.6%
Commercial Paper--13.8%
  Donnelley (R.R.) & Sons Co.
    5.52%, 12/1/97  ............ A-1            $3,500          3,500,000
  Wal-Mart Stores, Inc. 5.55%,
    12/3/97   .................. A-1+            5,000          4,998,458
  Private Export Funding Corp.
    5.75%, 12/5/97  ............ A-1+            3,095          3,093,023
  Exxon Imperial U.S., Inc.
    5.52%, 12/11/97 ............ A-1+            1,315          1,312,984
  Du Pont (E.I.) de Nemours &
    Co. 5.57%, 12/12/97   ...... A-1+            3,680          3,673,737
  Heinz (H.J.) Co. 5.55%,
    12/22/97  .................. A-1             2,000          1,993,525
  Enterprise Funding Corp.
    5.73%, 2/25/98  ............ A-1+            1,000            986,520
                                                                ---------
                                                               19,558,247
                                                               ----------
Federal Agency Securities--3.8%
  FNMA 5.48%, 12/4/97 .....................     5,410          5,407,529
                                                              ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $24,965,567)  .....................         24,965,776
                                                               ----------
TOTAL INVESTMENTS--100.7%
  (Identified cost $123,470,079) .....................        142,473,798(a)
  Cash and receivables, less liabilities--(0.7%)   ...           (976,111)
                                                              -----------
NET ASSETS--100.0%   .................................     $  141,497,687
                                                           ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $20,893,484 and gross depreciation of $1,889,765 for federal income tax purposes. At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $123,470,079.
(b) Non-income producing.
(c) All or a portion segregated as collateral.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At November 30, 1997, these securities amounted to a value of $845,661 or 0.6% of net assets.


                       See Notes to Financial Statements
20

Phoenix International Portfolio

--------------------------------------------------------------------------------


                               INDUSTRY DIVERSIFICATION
                 As a Percentage of Total Value of Long-Term Investments
                                      (Unaudited)

              Aerospace/Defense   .................................     3.3%
              Auto Parts & Equipment ..............................     1.7
              Banks   .............................................     4.6
              Chemicals (Specialty)  ..............................     1.5
              Communications Equipment  ...........................     8.1
              Computers (Software & Services) .....................     6.1
              Construction  .......................................     0.5
              Consumer Credit  ....................................     0.3
              Cosmetics & Soaps   .................................     0.6
              Electrical/Electronics ..............................     2.3
              Electrical Equipment   ..............................     1.4
              Engineering   .......................................     1.6
              Financial (Diversified)   ...........................    10.8
              Foods   .............................................     1.5
              Health Care (Diversified) ...........................     4.2
              Health Care (Drugs-Major Pharmaceuticals)   .........     4.5
              Health Care (Medical Products & Supplies)   .........     0.6
              Insurance (Life) ....................................     1.3
              Insurance (Life/Health)   ...........................     2.4
              Insurance (Multi-Line) ..............................     1.5
              Insurance (Reinsurance)   ...........................     1.2
              Leisure Time (Products)   ...........................     1.4
              Manufacturing (Consumer Durables)  ..................     0.6
              Manufacturing (Fire Safety/Security Products)  ......     1.1
              Office Equipment & Supplies  ........................     1.1
              Oil (Integrated) ....................................     7.6
              Oil Service   .......................................     0.6
              Personal Care .......................................     0.2
              Publishing ..........................................     2.0
              Real Estate   .......................................     0.0
              Retail  .............................................     0.6
              Retail (General Merchandise) ........................     5.0
              Service (Catering)  .................................     3.0
              Services (Advertising/Marketing)   ..................     2.1
              Telecommunications (Cellular/Wireless)   ............     4.4
              Textiles (Apparel)  .................................     1.9
              Tobacco .............................................     1.6
              Utility-Electric ....................................     1.1
              Utility-Telephone   .................................     5.6
              Utility-Toll Road   .................................     0.1
                                                                      -----
                                                                      100.0%
                                                                      =====

                       See Notes to Financial Statements

Phoenix International Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997


Assets
Investment securities at value
  (Identified cost $123,470,079)                            $142,473,798
Cash                                                               8,575
Foreign currency at value
  (Identified cost $6)                                                35
Receivables
 Investment securities sold                                      168,474
 Fund shares sold                                                155,734
 Dividends and interest                                          123,434
 Tax reclaim                                                      52,627
                                                            ------------
  Total assets                                               142,982,677
                                                            ------------
Liabilities
Payables
 Closed foreign currency contracts                               850,856
 Fund shares repurchased                                         180,638
 Investment securities purchased                                  72,774
 Transfer agent fee                                               92,887
 Investment advisory fee                                          87,011
 Distribution fee                                                 35,153
 Financial agent fee                                               6,740
 Trustees' fee                                                       292
Accrued expenses                                                 158,639
                                                            ------------
  Total liabilities                                            1,484,990
                                                            ------------
Net Assets                                                  $141,497,687
                                                            ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $111,404,143
Distributions in excess of net investment income                (332,438)
Accumulated net realized gain                                 11,420,415
Net unrealized appreciation                                   19,005,567
                                                            ------------
Net Assets                                                  $141,497,687
                                                            ============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $131,338,284)            9,453,645

Net asset value per share                                   $      13.89
Offering price per share
  $13.89/(1-4.75%)                                          $      14.58

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $10,159,403)               749,072

Net asset value and offering price per share                $      13.56


                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1997


Investment income
Dividends                                                $ 2,012,556
Interest                                                     714,509
Foreign taxes withheld                                      (212,503)
                                                         -----------
   Total investment income                                 2,514,562
                                                         -----------
Expenses
Investment advisory fee                                    1,062,391
Distribution fee--Class A                                    329,978
Distribution fee--Class B                                     96,609
Financial agent fee                                           78,454
Transfer agent                                               370,722
Custodian                                                    189,272
Printing                                                      51,106
Professional                                                  36,637
Registration                                                  28,939
Trustees                                                      21,079
Miscellaneous                                                 14,549
                                                         -----------
   Total expenses                                          2,279,736
                                                         -----------
Net investment income                                        234,826
                                                         -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                           13,013,448
Net realized loss on foreign currency transactions        (1,570,339)
Net change in unrealized appreciation (depreciation)
  on investments                                            (180,231)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions        (442,095)
                                                         -----------
Net gain on investments                                   10,820,783
                                                         -----------
Net increase in net assets resulting from
  operations                                             $11,055,609
                                                         ===========


                        See Notes to Financial Statements
22

Phoenix International Portfolio

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                          Year Ended            Year Ended
                                                                                       November 30, 1997     November 30, 1996
                                                                                       -------------------   ------------------
From Operations
 Net investment income                                                                    $    234,826          $    430,320
 Net realized gain                                                                          11,443,109            14,699,299
 Net change in unrealized appreciation (depreciation)                                         (622,326)            9,723,676
                                                                                         -------------        --------------
 Increase in net assets resulting from operations                                           11,055,609            24,853,295
                                                                                         -------------        --------------
From Distributions to Shareholders
 Net investment income--Class A                                                             (2,608,239)                   --
 Net investment income--Class B                                                               (129,259)                   --
 Net realized gains--Class A                                                               (12,021,547)             (365,795)
 Net realized gains--Class B                                                                  (658,133)               (9,318)
                                                                                         -------------        --------------
 Decrease in net assets from distributions to shareholders                                 (15,417,178)             (375,113)
                                                                                         -------------        --------------
From Share Transactions
Class A
 Proceeds from sales of shares (4,286,206 and 11,106,013 shares, respectively)              59,385,258           151,805,606
 Net asset value of shares issued from reinvestment of distributions (1,013,490 and
  27,365 shares, respectively)                                                              12,960,134               332,491
 Cost of shares repurchased (5,208,361 and 12,375,802 shares, respectively)                (72,329,439)         (169,679,302)
                                                                                         -------------        --------------
Total                                                                                           15,953           (17,541,205)
                                                                                         -------------        --------------
Class B
 Proceeds from sales of shares (728,032 and 357,180 shares, respectively)                    9,939,001             4,778,686
 Net asset value of shares issued from reinvestment of distributions (56,632 and
  673 shares, respectively)                                                                    713,037                 8,087
 Cost of shares repurchased (524,764 and 138,908 shares, respectively)                      (7,287,447)           (1,858,546)
                                                                                         -------------        --------------
Total                                                                                        3,364,591             2,928,227
                                                                                         -------------        --------------
 Increase (decrease) in net assets from share transactions                                   3,380,544           (14,612,978)
                                                                                         -------------        --------------
 Net increase (decrease) in net assets                                                        (981,025)            9,865,204
Net Assets
 Beginning of period                                                                       142,478,712           132,613,508
                                                                                         -------------        --------------
 End of period (including distributions in excess of net investment income and undistributed net investment income of
  ($332,438) and $2,213,316, respectively)                                                $141,497,687          $142,478,712
                                                                                         =============        ==============


                       See Notes to Financial Statements
                                                                             23

Phoenix International Portfolio

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                               Class A
                                          ----------------------------------------------------------------------------------
                                                                       Year Ended November 30,
                                             1997              1996               1995             1994           1993
                                          ---------------   ---------------   ---------------   -------------   ------------
Net asset value, beginning of period             $14.48            $12.20           $12.63          $11.16        $8.96
Income from investment operations(5)
 Net investment income (loss)                      0.03(1)           0.04(1)          0.03(1)        (0.01)          --
 Net realized and unrealized gain                  1.01              2.28             0.42            1.48         2.20
                                            -----------       -----------       ----------       ---------      -------
  Total from investment operations                 1.04              2.32             0.45            1.47         2.20
                                            -----------       -----------       ----------       ---------      -------
Less distributions
 Dividends from net investment income             (0.29)               --               --              --           --
 Dividends from net realized gains                (1.34)            (0.04)           (0.88)             --           --
                                            -----------       -----------       ----------       ---------      -------
  Total distributions                             (1.63)            (0.04)           (0.88)             --           --
                                            -----------       -----------       ----------       ---------      -------
Change in net asset value                         (0.59)             2.28            (0.43)           1.47         2.20
                                            -----------       -----------       ----------       ---------      -------
Net asset value, end of period                   $13.89            $14.48           $12.20          $12.63       $11.16
                                           ============      ============       ==========       =========      =======
Total return(2)                                    8.21%            19.03%            4.12%          13.17%       24.55%
Ratios/supplemental data:
Net assets, end of period (thousands)          $131,338          $135,524         $129,352        $167,918      $91,196
Ratio to average net assets of:
 Operating expenses                                1.56%             1.57%            1.70%           1.47%        1.78%
 Net investment income (loss)                      0.22%             0.33%            0.23%           0.20%       (0.04)%
Portfolio turnover                                  167%              151%             236%            186%         191%
Average commission rate paid(6)                 $0.0177           $0.0205              N/A             N/A          N/A


                                                                            Class B
                                           --------------------------------------------------------------------------
                                                                                                 From Inception
                                                                    Year Ended November 30,        7/15/94 to
                                                  1997              1996              1995          11/30/94
                                           ----------------- ----------------- --------------------------------------
Net asset value, beginning of period             $14.22            $12.07           $12.60          $12.80
Income from investment operations(5)
 Net investment income (loss)                     (0.08)(1)         (0.05)(1)        (0.07)(1)       (0.01)
 Net realized and unrealized gain (loss)           1.00              2.24             0.42           (0.19)
                                                -------           -------        ---------     -----------
  Total from investment operations                 0.92              2.19             0.35           (0.20)
                                                -------           -------        ---------     -----------
Less distributions
 Dividends from net investment income             (0.24)               --               --              --
 Dividends from net realized gains                (1.34)            (0.04)           (0.88)             --
                                                -------           -------        ---------     -----------
  Total distributions                             (1.58)            (0.04)           (0.88)             --
                                                -------           -------        ---------     -----------
Change in net asset value                         (0.66)             2.15            (0.53)          (0.20)
                                                -------           -------        ---------     -----------
Net asset value, end of period                   $13.56            $14.22           $12.07          $12.60
                                                =======           =======        =========      ===========
Total return(2)                                    7.37%            18.16%            3.28%          (1.56)%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)           $10,159            $6,955           $3,261          $1,991
Ratio to average net assets of:
 Operating expenses                                2.31%             2.31%            2.50%           1.93%(3)
 Net investment income (loss)                    (0.55)%            (0.39)%          (0.61)%          0.36%(3)
Portfolio turnover                                  167%              151%             236 %           186%
Average commission rate paid(6)                 $0.0177           $0.0205              N/A             N/A





(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized
(4) Not annualized
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                        See Notes to Financial Statements

PHOENIX REAL ESTATE SECURITIES PORTFOLIO

INVESTOR PROFILE

     Phoenix Real Estate Securities Portfolio is designed for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. The Portfolio's objective is to emphasize appreciation and current yield equally.


INVESTMENT ADVISER'S REPORT

     For the fiscal year ended November 30, 1997, Phoenix Real Estate Securities Portfolio provided a return of 31.44% for Class A shares and 30.44% for Class B shares, outperforming the NAREIT Equity Total Return Index return of 29.73%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Our investment strategy has been to identify preferred property types and markets based on fundamental analysis of the economic, demographic and real estate market trends, and to identify companies that have significant exposure to these preferred markets and that are expected to outperform on a relative basis both within their sectors and the aggregate universe.

     In 1997 as well as 1996, returns were enhanced by an overweighting in the hotel and office sectors, the top-performing groups for the reporting period. In both sectors, new construction significantly trailed demand on a national basis, and as a result, occupancy levels and rental rates continued to increase ahead of much of the rest of the real estate market.

     The Portfolio benefited from an underweighting in the apartment sector, which continued to lag because of investor concern about potential overbuilding in select markets. The Portfolio also benefited from underweighted positions in the retail and health-care sectors, both of which underperformed relative to the Index average because of lower growth expectations.


OUTLOOK

     Our outlook for REITs remains very positive for several reasons. First, the underlying real estate markets are generally strong, with demand in most sectors continuing to exceed new supply. Second, growth in funds from operations--the proxy for earnings--is projected to be strong, with most industry analysts estimating 9-12%, matching expectations for the broader equity market. Finally, capital flows are expected to be strong, buoyed by continued institutional interest in REIT investing.

     As the broader market continues to address the impact of economic and currency weakness in Southeast Asia, Korea and Japan, the uncertainty of investors is being expressed in a highly volatile market. REITs have experienced far less volatility in part due to high current yields and strong projections for future growth. We anticipate investors will continue to view REITs as an attractive investment alternative.

     Merger activity and increased diversification within individual REITs is expected to continue as companies seek to reduce risks associated with specific market circumstances. This should provide opportunities for us to identify undervalued stocks across virtually all sectors. We anticipate strong performance in the office and hotel sectors, which we will continue to overweight.

Phoenix Real Estate Securities Portfolio

--------------------------------------------------------------------------------


[Tabular representation of line chart]

                 Phoenix Real Estate      Phoenix Real Estate
                Securities Portfolio--   Securities Portfolio--
                      Class A                  Class B             NAREIT Index*

3/1/95                $ 9,525                  $10,000               $10,000
11/30/95              $10,463                  $10,921               $10,903
11/30/96              $13,519                  $14,006               $14,087
11/30/97              $17,769                  $17,970               $18,275



     Average Annual Total Returns
     for Periods Ending 11/30/97

                                                         From Inception
                                                           3/1/95 to
                                           1 Year           11/30/97
                                           -----------   ---------------
       Class A with 4.75% sales charge        25.15%          23.27%
------------------------------------------------------------------------
       Class A at net asset value             31.44%          25.42%
------------------------------------------------------------------------
       Class B with CDSC                      26.44%          23.78%
------------------------------------------------------------------------
       Class B at net asset value             30.44%          24.47%
------------------------------------------------------------------------
       NAREIT Index*                          29.73%          24.48%
------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 3/1/95 (inception of the Fund) for Class A and B shares.

The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains.

The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The National Association of Real Estate Investment Trusts (NAREIT) Equity
 Index is a commonly used, unmanaged indicator of REIT performance. The index does not reflect sales charges.

Phoenix Real Estate Securities Portfolio

--------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997


                                          SHARES      VALUE
                                         --------- --------------
COMMON STOCKS--97.0%
REAL ESTATE INVESTMENT TRUSTS--96.1%
COMMERCIAL--32.1%
Office/Industrial--30.0%
  Beacon Properties Corp.   ............   28,700   $   1,291,500
  Boston Properties, Inc.   ............   62,200       2,029,275
  Cali Realty Corp.   ..................   57,900       2,297,906
  Duke Realty Investments, Inc.   ......   93,400       2,148,200
  First Industrial Realty Trust, Inc.      59,000       2,083,437
  Highwoods Properties, Inc.   .........   73,000       2,623,438
  Reckson Associates Realty Corp. ......   60,700       1,612,344
  Spieker Properties, Inc.  ............   62,900       2,555,313
  Weeks Corp.   ........................   37,300       1,193,600
                                                    -------------
                                                       17,835,013
                                                    -------------
Storage--2.1%
  Storage USA, Inc.   ..................   31,700       1,238,281
                                                    -------------
TOTAL COMMERCIAL  ..............................       19,073,294
                                                    -------------
DIVERSIFIED--14.2%
  Colonial Properties Trust ............   50,000       1,434,375
  Crescent Real Estate Equities Co.  ...   86,400       3,326,400
  Vornado Realty Trust   ...............   81,500       3,652,219
                                                    -------------
                                                        8,412,994
                                                    -------------
HEALTH CARE--3.1%
  Nationwide Health Properties, Inc. ...   56,400       1,332,450
  OMEGA Healthcare Investors, Inc.   ...   14,000         506,625
                                                    -------------
                                                        1,839,075
                                                    -------------
HOTELS--18.8%
  FelCor Suite Hotels, Inc. ............   48,300       1,753,894
  Patriot American Hospitality, Inc. ...  111,301       3,478,156
  Starwood Lodging Trust combined
    certificate ........................   72,600       3,893,175
  Sunstone Hotel Investors, Inc.  ......  118,200       2,075,888
                                                    -------------
                                                       11,201,113
                                                    -------------
NET LEASE--2.3%
  TriNet Corporate Realty Trust, Inc.      35,000       1,347,500
                                                    -------------
RESIDENTIAL--17.0%
Apartments--13.4%
  Bay Apartment Communities, Inc. ......   38,700       1,545,581
  Camden Property Trust  ...............   31,600       1,032,925
  Equity Residential Properties Trust      54,800       2,740,000
  Essex Property Trust, Inc.   .........   38,400       1,387,200
  Irvine Apartment Communities, Inc. ...   40,500       1,258,031
                                                    -------------
                                                        7,963,737
                                                    -------------
Manufactured Homes--3.6%
  Manufactured Home Communities, Inc.      41,500       1,130,875
  Sun Communities, Inc.  ...............   28,200       1,027,538
                                                    -------------
                                                        2,158,413
                                                    -------------
TOTAL RESIDENTIAL ..............................       10,122,150
                                                    -------------


                                          SHARES       VALUE
                                         --------- --------------
RETAIL--8.6%
Community/Neighborhood--2.3%
  Developers Diversified Realty Corp.      24,600   $     957,862
  Regency Realty Corp.   ...............   16,800         446,250
                                                    -------------
                                                        1,404,112
                                                    -------------
Factory Outlet--1.8%
  Chelsea GCA Realty, Inc.  ............   27,600       1,048,800
                                                    -------------
Regional Malls--4.5%
  Macerich Co. (The)  ..................   36,800         998,200
  Simon DeBartolo Group, Inc.  .........   22,208         725,924
  Urban Shopping Centers, Inc. .........   28,000         932,750
                                                    -------------
                                                        2,656,874
                                                    -------------
TOTAL RETAIL .......................................    5,109,786
                                                    -------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $46,093,545).....................   57,105,912
                                                    -------------
REAL ESTATE OPERATING COMPANIES--0.9%
Regional Malls--0.9%
  Rouse Co.  ...........................   16,500         519,750
                                                    -------------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $412,555)........................      519,750
                                                    -------------
TOTAL COMMON STOCKS
  (Identified cost $46,506,100).....................   57,625,662
                                                    -------------


                                   STANDARD
                                   & POOR'S     PAR
                                    RATING      VALUE
                                  (Unaudited)   (000)
                                 ------------- --------
SHORT-TERM OBLIGATIONS--3.0%
Commercial Paper
  BellSouth Telecommunications,
    Inc. 5.75%, 12/1/97   ...... A-1+           $1,795         1,795,000
                                                               ---------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,795,000)........................         1,795,000
                                                               ---------
TOTAL INVESTMENTS--100.0%
  (Identified cost $48,301,100)  .....................        59,420,662(a)
  Cash and receivables, less liabilities--0.0%  ......             5,525
                                                              ----------
NET ASSETS--100.0%   .................................     $  59,426,187
                                                           =============



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $11,246,387 and gross depreciation of $127,829 for federal income tax purposes. At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $48,302,104.


                       See Notes to Financial Statements

Phoenix Real Estate Securities Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997



Assets
Investment securities at value
  (Identified cost $48,301,100)                             $59,420,662
Cash                                                                 66
Receivables
 Fund shares sold                                               102,010
 Dividends and interest                                          53,134
                                                            -----------
  Total assets                                               59,575,872
                                                            -----------
Liabilities
Payables
 Fund shares repurchased                                         33,322
 Distribution fee                                                25,761
 Investment advisory fee                                         20,349
 Financial agent fee                                              6,740
 Trustees' fee                                                    6,292
 Transfer agent fee                                               5,611
Accrued expenses                                                 51,610
                                                            -----------
  Total liabilities                                             149,685
                                                            -----------
Net Assets                                                  $59,426,187
                                                            ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $44,325,532
Undistributed net investment income                             212,484
Accumulated net realized gain                                 3,768,609
Net unrealized appreciation                                  11,119,562
                                                            -----------
Net Assets                                                  $59,426,187
                                                            ===========
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $36,335,668)            2,217,584

Net asset value per share                                   $     16.39
Offering price per share
  $16.39/(1-4.75%)                                          $     17.21

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $23,090,519)            1,414,714

Net asset value and offering price per share                $     16.32



                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1997



Investment Income
Dividends                                                 $ 2,114,353
Interest                                                       74,560
                                                          -----------
   Total investment income                                  2,188,913
                                                          -----------
Expenses
Investment advisory fee                                       355,100
Distribution fee--Class A                                      77,163
Distribution fee--Class B                                     164,812
Financial agent fee                                            75,881
Transfer agent                                                 71,201
Professional                                                   35,119
Printing                                                       20,219
Trustees                                                       20,035
Registration                                                   17,608
Custodian                                                      10,691
Miscellaneous                                                   3,592
                                                          -----------
   Total expenses                                             851,421
   Less expenses borne by investment adviser                 (112,306)
                                                          -----------
   Net expenses                                               739,115
                                                          -----------
Net investment income                                       1,449,798
                                                          -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                             3,771,039
Net change in unrealized appreciation (depreciation) on
  investments                                               6,590,856
                                                          -----------
Net gain on investments                                    10,361,895
                                                          -----------
Net increase in net assets resulting from
  operations                                              $11,811,693
                                                          ===========


                       See Notes to Financial Statements

Phoenix Real Estate Securities Portfolio

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                       Year Ended            Year Ended
                                                                                    November 30, 1997     November 30, 1996
                                                                                    -------------------   ------------------
From Operations
 Net investment income                                                                $   1,449,798         $    993,652
 Net realized gain                                                                        3,771,039              605,112
 Net change in unrealized appreciation (depreciation)                                     6,590,856            4,233,859
                                                                                      -------------         ------------
 Increase in net assets resulting from operations                                        11,811,693            5,832,623
                                                                                      -------------         ------------
From Distributions to Shareholders
 Net investment income--Class A                                                          (1,017,253)            (861,331)
 Net investment income--Class B                                                            (412,660)            (163,427)
 Net realized gains--Class A                                                               (436,592)             (22,396)
 Net realized gains--Class B                                                               (164,397)              (3,977)
                                                                                      -------------         ------------
 Decrease in net assets from distributions to shareholders                               (2,030,902)          (1,051,131)
                                                                                      -------------         ------------
From Share Transactions
Class A
 Proceeds from sales of shares (1,072,429 and 603,974 shares, respectively)              15,754,217            7,207,751
 Net asset value of shares issued from reinvestment of distributions (96,059 and
  73,246 shares, respectively)                                                            1,368,531              838,272
 Cost of shares repurchased (692,074 and 227,727 shares, respectively)                  (10,024,000)          (2,803,944)
                                                                                      -------------         ------------
Total                                                                                     7,098,748            5,242,079
                                                                                      -------------         ------------
Class B
 Proceeds from sales of shares (851,567 and 436,484 shares, respectively)                12,428,285            5,218,052
 Net asset value of shares issued from reinvestment of distributions (32,975 and
  12,304 shares, respectively)                                                              472,566              141,327
 Cost of shares repurchased (100,202 and 28,003 shares, respectively)                    (1,484,452)            (333,067)
                                                                                      -------------         ------------
Total                                                                                    11,416,399            5,026,312
                                                                                      -------------         ------------
 Increase in net assets from share transactions                                          18,515,147           10,268,391
                                                                                      -------------         ------------
 Net increase in net assets                                                              28,295,938           15,049,883
Net Assets
 Beginning of period                                                                     31,130,249           16,080,366
                                                                                      -------------         ------------
 End of period (including undistributed net investment income of
  $212,484 and $192,599, respectively)                                                $  59,426,187         $ 31,130,249
                                                                                      =============         ============


                       See Notes to Financial Statements

Phoenix Real Estate Securities Portfolio

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                      Class A
                                          ---------------------------------------------------------------
                                                  Year Ended November 30,            From Inception
                                                                                        3/1/95
                                              1997                  1996              to 11/30/95
                                          ---------------------   ---------------   ---------------------
Net asset value, beginning of period                $13.14               $10.72           $10.00
Income from investment operations
 Net investment income                                0.49(4)(5)           0.53(5)          0.43(4)(5)
 Net realized and unrealized gain                     3.52                 2.50             0.55
                                              ------------          -----------       ----------
  Total from investment operations                    4.01                 3.03             0.98
                                              ------------          -----------       ----------
Less distributions
 Dividends from net investment income                (0.51)               (0.59)           (0.26)
 Dividends from net realized gains                   (0.25)               (0.02)              --
                                              ------------          -----------       ----------
  Total distributions                                (0.76)               (0.61)           (0.26)
                                              ------------          -----------       ----------
Change in net asset value                             3.25                 2.42             0.72
                                              ------------          -----------       ----------
Net asset value, end of period                      $16.39               $13.14           $10.72
                                            ==============         ============       ==========
Total return(1)                                      31.44%               29.20%            9.87%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)              $36,336              $22,872          $13,842
Ratio to average net assets of:
 Operating expenses                                   1.30%                1.30%            1.30%(2)
 Net investment income                                3.34%                4.55%            5.79%(2)
Portfolio turnover                                      54%                  24%               9%(3)
Average commission rate paid(7)                    $0.0493              $0.0478              N/A


                                                                      Class B
                                          ---------------------------------------------------------------
                                                  Year Ended November 30,            From Inception
                                                                                        3/1/95
                                              1997                  1996              to 11/30/95
                                          ---------------------   ---------------   ---------------------
Net asset value, beginning of period                $13.10               $10.68           $10.00
Income from investment operations
 Net investment income                                0.38(4)(6)           0.46(6)          0.36(4)(6)
 Net realized and unrealized gain                     3.50                 2.47             0.56
                                              ------------          -----------      -----------
  Total from investment operations                    3.88                 2.93             0.92
                                              ------------          -----------      -----------
Less distributions
 Dividends from net investment income                (0.41)               (0.49)           (0.24)
 Dividends from net realized gains                   (0.25)               (0.02)              --
                                              ------------          -----------      -----------
  Total distributions                                (0.66)               (0.51)           (0.24)
                                              ------------          -----------      -----------
Change in net asset value                             3.22                 2.42             0.68
                                              ------------          -----------      -----------
Net asset value, end of period                      $16.32               $13.10           $10.68
                                            ==============         ============      ===========
Total return(1)                                      30.44%               28.25%            9.21%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)              $23,091               $8,259           $2,239
Ratio to average net assets of:
 Operating expenses                                   2.05%                2.05%            2.05%(2)
 Net investment income                                2.55%                3.95%            5.03%(2)
Portfolio turnover                                      54%                  24%               9%(3)
Average commission rate paid(7)                    $0.0493              $0.0478              N/A

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.07 and $0.12, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.07 and $0.12, respectively.
(7) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

PHOENIX EMERGING MARKETS BOND PORTFOLIO

INVESTOR PROFILE

     Phoenix Emerging Markets Bond Portfolio is designed for long-term investors seeking high current income and long-term capital appreciation by investing in emerging-market debt. Investors should note that foreign investments pose additional risks, such as currency fluctuations, less public information and political and economic uncertainty.


INVESTMENT ADVISER'S REPORT

     For the 12 months ended November 30, 1997, Phoenix Emerging Markets
Bond Portfolio consistently outperformed the broad fixed-income market as measured by the Lehman Brothers Aggregate Bond Index as well as its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus. Class A shares returned 11.91% and Class B shares earned 11.07% compared with 7.55% for the Lehman Aggregate Bond Index and 10.57% for the J.P. Morgan Emerging Markets Bond Index Plus. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     The emerging-markets sector of the bond market continued to outperform other fixed-income categories for the fiscal year, despite the sell-off in October triggered by Southeast Asia's currency problems. Markets in developing countries around the world experienced losses as most traded down in sympathy, regardless of their fundamentals. For the majority of the fiscal year, however, emerging markets continued to provide above-average returns.

     The Portfolio's strong results for the last 12 months can be attributed to overweighted positions in Bulgaria, Venezuela, Panama and Argentina as well as no Asian exposure. The focus has been on specific country allocations, emphasizing transition economies--those already developed and building market-oriented management systems.


OUTLOOK

     We continue to believe emerging markets offer the potential for above-average returns. The Asian currency "crisis" has caused emerging markets across the globe to sell off in sympathy. We have taken advantage of recent weakness in countries whose economies should not be impacted by events in Asia to selectively add to positions in developing nations that we consider fundamentally attractive.

     Brazil's government, for example, has used the Asian "crisis" to accelerate reform programs that will ultimately improve economic conditions, offering the potential of improving Brazil's credit rating. In terms of individual country selection, we also see a great deal of potential in Russia and Bulgaria.

Phoenix Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------


[Tabular representation of line chart]


            Phoenix Emerging       Phoenix Emerging        J.P. Morgan Emerging
              Markets Bond           Markets Bond              Markets Bond
           Portfolio--Class A     Portfolio--Class B           Index Plus*

9/5/95          $ 9,525                $10,000                   $10,000
11/30/95        $ 9,943                $10,422                   $10,537
11/30/96        $15,926                $16,565                   $15,531
11/30/97        $17,824                $18,094                   $17,172



     Average Annual Total Returns
     for Periods Ending 11/30/97

                                                        From Inception
                                                          9/5/95 to
                                           1 Year          11/30/97
                                           ----------   ---------------
       Class A with 4.75% sales charge        6.58%          29.54%
-----------------------------------------------------------------------
       Class A at net asset value            11.91%          32.31%
-----------------------------------------------------------------------
       Class B with CDSC                      7.62%          30.44%
-----------------------------------------------------------------------
       Class B at net asset value            11.07%          31.31%
-----------------------------------------------------------------------
       JP Morgan Emerging Markets
        Bond Index Plus*                     10.57%          27.32%
-----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 9/5/95 (inception of the Fund) for Class A and B shares.

The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains.

The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The JP Morgan Emerging Markets Bond Index Plus tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar- and other external-denominated Brady bonds, loans, Eurobonds, and local markets instruments. The index does not reflect sales charges.

Phoenix Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------

                       INVESTMENTS AT NOVEMBER 30, 1997


                                          MOODY'S
                                           BOND            PAR
                                          RATING          VALUE
                                        (Unaudited)       (000)              VALUE
                                       ------------- -------------------  -------------
NON-CONVERTIBLE BONDS--0.8%
United States--0.8%
  InterAmericas Communications
    Corp. Unit 144A 14%,
    10/27/07 (Telephone) (d) (h).....  NR             $          830       $    838,300
                                                                           ------------
TOTAL NON-CONVERTIBLE BONDS
  (Identified cost $830,000) ..........................................         838,300
                                                                           ------------
FOREIGN GOVERNMENT SECURITIES--87.9%
Algeria--6.9%
  Algeria Tranch 1 Unaffected
    Loans 7.375%, 3/4/00 (c) ......... NR                      4,091          3,354,545
  Algeria Tranch A Loans
    6.668%, 9/4/06 (c) ............... NR                      4,909          4,025,455
                                                                           ------------
                                                                              7,380,000
                                                                           ------------
Argentina--23.5%
  City of Buenos Aires 144A
    10.50%, 5/28/04 (d)   ............ B                       1,000(i)         886,500
  Republic of Argentina Bocon
    Pre3 Euro, PIK interest
    capitalization, 3.205%,
    9/1/02 (c)   ..................... B                       6,166(i)       4,898,722
  Republic of Argentina Bocon Pro1
    M1, PIK interest capitalization,
    3.205%, 4/1/07 (c) ............... B                       6,518(i)       4,628,387
  Republic of Argentina RegS
    8.75%, 7/10/02  .................. Ba                     12,000(i)      10,320,000
  Republic of Argentina RegS
    11.75%, 2/12/07 (e)   ............ Ba                      4,530(i)       4,258,200
                                                                           ------------
                                                                             24,991,809
                                                                           ------------
Brazil--14.4%
  Republic of Brazil C Bond,
    PIK interest capitalization,
    8%, 4/15/14 (c) .................. B                      18,216         13,616,201
  Republic of Brazil C Bond
    Registered, PIK interest
    capitalization, 8%,
    4/15/14 (c)  ..................... B                       2,281          1,704,689
                                                                           ------------
                                                                             15,320,890
                                                                           ------------
Bulgaria--7.8%
  Republic of Bulgaria FLIRB
    RegA 2.25%, 7/28/12 (c)  ......... NR                      1,250            740,625
  Republic of Bulgaria FLIRB
    Series A Bearer Euro
    2.25%, 7/28/12 (c) (e)   ......... B                      12,865          7,622,512
                                                                           ------------
                                                                              8,363,137
                                                                           ------------
Congo--0.3%
  Congo Loans (b)   .................. NR                      1,206            349,716
                                                                           ------------
Ecuador--2.8%
  Ecuador Bearer PDI Euro, PIK
    interest capitalization,
    6.688%, 2/27/15 (c) (e)  ......... B                       3,838          2,406,828
  Ecuador Registered PDI, PIK
    interest capitalization,
    6.688%, 2/27/15 (c)   ............ B                         875            548,565
                                                                           ------------
                                                                              2,955,393
                                                                           ------------


                                          MOODY'S
                                           BOND             PAR
                                          RATING           VALUE
                                        (Unaudited)        (000)              VALUE
                                       ------------- -------------------  -------------
Ivory Coast--2.6%
  Ivory Coast FLIRB WI 2% (c) (f)     .NR             $        5,500       $  1,870,000
  Ivory Coast FLIRB WI 2% (c) (f)     .NR                      7,250(j)         405,275
  Ivory Coast Non-Performing
    Loans 12/31/05 (b) ............... NR                      1,356(j)          98,767
  Ivory Coast PDI WI 2% (c) (f) ...... NR                      1,000            400,000
                                                                           ------------
                                                                              2,774,042
                                                                           ------------
Macedonia--1.5%
  Macedonia C Bond, PIK
    interest capitalization,
    6.884%, 7/2/12 (c) ............... NR                      2,500          1,575,000
                                                                           ------------
Panama--1.2%
  Republic of Panama 8.875%,
    9/30/27   ........................ Ba                      1,350          1,255,500
                                                                           ------------
Peru--1.5%
  Peru FLIRB 3.25%, 3/7/17 (c)  ...... NR                      1,500            862,500
  Peru PDI 4%, 3/7/17 (c) ............ NR                      1,211            756,875
                                                                           ------------
                                                                              1,619,375
                                                                           ------------
Russia--14.5%
  Russia Principal Loans WI
    6.719%, 12/15/20 (c) (f) ......... NR                     19,750         11,356,250
  Russian Federation OFZ
    Linked Notes 18.29%,
    9/3/99 (c)   ..................... NR                 28,528,000(k)       4,113,424
                                                                           ------------
                                                                             15,469,674
                                                                           ------------
Turkey--2.4%
  Turkey T-Bill 0%, 6/4/98   ......... NR                300,000,000(l)         980,037
  Turkey T-Bill 0%, 9/16/98  ......... NR                580,000,000(l)       1,533,578
                                                                           ------------
                                                                              2,513,615
                                                                           ------------
Ukraine--1.9%
  BT Trust Ukrainian Notes 0%,
    1/23/98 (n)  ..................... NR                      1,000            955,336
  ING Ukrainian Notes 0%,
    12/30/98 (o) ..................... NR                      3,587(m)       1,079,131
                                                                           ------------
                                                                              2,034,467
                                                                           ------------
Venezuela--6.6%
  Republic of Venezuela 9.25%,
    9/15/27 (e)  ..................... Ba                      8,000          7,050,000
                                                                           ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $96,513,769) ..........................................   93,652,618
                                                                           ------------
FOREIGN NON-CONVERTIBLE BONDS--12.1%
Argentina--1.1%
  CEI Citicorp 144A 11.25%,
    2/14/07 (Banks (Money
    Center)) (d) ..................... NR                        500(i)         405,000
  CEI Citicorp RegS 11.25%,
    2/14/07 (Banks (Money
    Center))  ........................ NR                      1,000(i)         810,000
                                                                           ------------
                                                                              1,215,000
                                                                           ------------
Brazil--4.2%
  MRS Logistica SA RegS
    10.625%, 8/15/05
    (Railroads) (e) .................. B(g)                    1,000            920,000
  Paging Network Do Brasil
    13.50%, 6/6/05 (Industrial)       .NR                      1,000            890,000
  Tevecap SA 12.625%,
    11/26/04 (Industrial) ............ NR                      2,000          1,800,000

                       See Notes to Financial Statements
                                                                             33

Phoenix Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------


                                          MOODY'S
                                           BOND       PAR
                                          RATING      VALUE
                                        (Unaudited)   (000)      VALUE
                                       ------------- --------  ------------
Brazil--continued
  TV Filme, Inc. 12.875%,
    12/15/04 (Publishing) ............ B              $1,000    $   912,500
                                                                -----------
                                                                  4,522,500
                                                                -----------
Mexico--3.3%
  Grupo Televisa SA 0%,
    5/15/08 (Broadcasting
    (Television, Radio, &
    Cable)) (c)  ..................... Ba              2,000      1,525,000
  Innova S de R.L. RegS
    12.875%, 4/1/07
    (Industrial) ..................... B-(g)           2,000      1,957,500
                                                                -----------
                                                                  3,482,500
                                                                -----------
Netherlands--0.6%
  Netia Holdings 144A 0%,
    11/1/07 (Telephone) (c) (d) ...... NR              1,000        600,000
                                                                -----------
Nigeria--1.3%
  Central Bank of Nigeria Par
    Series WW 6.25%,
    11/15/20 (Banks (Major
    Regional)) (c) (h) ............... NR              2,000      1,365,000
                                                                -----------
Russia--1.6%
  Unexim International Finance
    BV RegS 9.875%, 8/1/00
    (Financial (Diversified))   ...... Ba              2,000      1,680,000
                                                                -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
  (Identified cost $13,129,782)  ...........................     12,865,000
                                                                -----------
FOREIGN CONVERTIBLE BONDS--7.0%
Canada--1.5%
  Petersburg Long Cv. 144A 9%,
    6/1/06 (Telephone) (d)   ......... NR              1,267      1,580,583
                                                                -----------
Mexico--0.5%
  Consorcio Grupo Dina Cv. 8%,
    8/8/04 (Trucks & Parts) (e) ...... CCC(g)            700        570,500
                                                                -----------
Russia--5.0%
  Lukinter Finance BV Cv. RegS
    3.50%, 5/6/02 (Oil
    (International Integrated)) (e)    Ba              4,300      5,321,250
                                                                -----------



                                                                    VALUE
                                                             -------------------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified Cost $8,267,700) ...........................     $    7,472,333
                                                               --------------
TOTAL LONG-TERM INVESTMENTS--107.8%
  (Identified cost $118,741,251)  ........................        114,828,251
                                                               --------------



                                                     NUMBER
                                                       OF
                                                   CONTRACTS
                                                 --------------
OPTIONS--0.0%
  Argentina Global Call Options 12/8/97
    $115 (Par subject to call $4,000,000)  ...   4                     4,000
  Brazil DCB Call Options 12/17/97
    $80.75 (Par subject to call
    $3,500,000) ..............................   3.5                   3,818
  Bulgaria IAB Call Options 1/12/98
    $78.50 (Par subject to call
    $3,000,000) ..............................   3                         0
  Peru PDI Call Options 1/12/98 $66
    (Par subject to call $3,000,000) .........   3                     4,413
  Venezuela DCB Call Options 12/8/97
    $91 (Par subject to call $5,000,000)......   5                    10,000
                                                              --------------
TOTAL OPTIONS
  (Identified cost $682,350)                                          22,231
                                                              --------------



                                     STANDARD
                                     & POOR'S        PAR
                                      RATING        VALUE
                                    (Unaudited)     (000)
                                     ----------    ------
SHORT-TERM OBLIGATIONS--6.4%
Commercial Paper--6.4%
  BellSouth Telecommunications,
    Inc. 5.75%, 12/1/97  ......... A-1+            $2,260           2,260,000
  Donnelley (R.R.) & Sons Co.
    5.52%, 12/1/97 ............... A-1              4,535           4,535,000
                                                                    6,795,000
                                                               --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $6,795,000) ...........................          6,795,000
                                                               --------------
TOTAL INVESTMENTS--114.2%
  (Identified cost $126,218,601)  ........................        121,645,482(a)
  Cash and receivables, less liabilities--(14.2%).........        (15,097,404)
                                                               --------------
NET ASSETS--100.0% .......................................     $  106,548,078
                                                               ==============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,843,741 and gross depreciation of $7,773,916 for income tax purposes. At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $127,575,657.
(b) Non-income producing.
(c) Variable or step coupon security; interest rate reflects the rate currently in effect.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, these securities amounted to a value of $4,310,383 or 4.0% of net assets.
(e) All or a portion segregated as collateral.
(f) When issued.
(g) As rated by Standard & Poor's, Fitch or Duff & Phelps.
(h) Warrants incorporated as a unit.
(i) Par value represents Argentine Pesos.
(j) Par value represents French Francs.
(k) Par value represents Russian Rubles.
(l) Par value represents Turkish Lira.
(m) Par value represents Ukrainian Hryvnas.
(n) Restricted as to public resale. At the date of Acquisition, this security was valued at cost of $709,827.
(o) Restricted as to public resale. At the date of Acquisition, this security was valued at a cost of $1,452,987.


                        See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997



Assets
Investment securities at value
  (Identified cost $126,218,601)                            $121,645,482
Cash                                                           2,965,964
Receivables
 Investment securities sold                                   17,692,154
 Interest                                                      2,904,247
 Fund shares sold                                              1,173,695
                                                            ------------
  Total assets                                               146,381,542
                                                            ------------
Liabilities
Payables
 Investment securities purchased                              39,581,271
 Fund shares repurchased                                          72,617
 Investment advisory fee                                          63,871
 Distribution fee                                                 44,573
 Financial agent fee                                               6,740
 Transfer agent fee                                                5,679
 Trustees' fee                                                       292
Accrued expenses                                                  58,421
                                                            ------------
  Total liabilities                                           39,833,464
                                                            ------------
Net Assets                                                  $106,548,078
                                                            ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $108,859,293
Undistributed net investment income                              362,088
Accumulated net realized gain                                  1,899,816
Net unrealized depreciation                                   (4,573,119)
                                                            ------------
Net Assets                                                  $106,548,078
                                                            ============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $67,875,459)             5,286,835
Net asset value per share                                   $      12.84
Offering price per share
  $12.84/(1-4.75%)                                          $      13.48
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $38,672,619)             3,027,576
Net asset value and offering price per share                $      12.77


                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1997



Investment Income
Interest                                                    $8,683,069
                                                            ----------
   Total investment income                                   8,683,069
                                                            ----------
Expenses
Investment advisory fee                                        577,472
Distribution fee--Class A                                      130,192
Distribution fee--Class B                                      249,194
Financial agent fee                                             76,030
Transfer agent                                                  74,351
Professional                                                    40,843
Registration                                                    27,140
Custodian                                                       41,388
Printing                                                        21,471
Trustees                                                        20,035
Miscellaneous                                                    3,997
                                                            ----------
   Total expenses                                            1,262,113
   Custodian fees paid indirectly                              (14,657)
                                                            ----------
   Net expenses                                              1,247,456
                                                            ----------
Net investment income                                        7,435,613
                                                            ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                              1,493,514
Net realized gain on foreign currency transactions               1,904
Net realized loss on written options                           (28,454)
Net change in unrealized appreciation (depreciation) on
  investments                                               (7,091,439)
                                                           ------------
Net loss on investments                                    (5,624,475)
                                                           -----------
Net increase in net assets resulting from
  operations                                               $1,811,138
                                                           ===========


                       See Notes to Financial Statements

Phoenix Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                        Year Ended            Year Ended
                                                                                     November 30, 1997     November 30, 1996
                                                                                     -------------------   ------------------
From Operations
 Net investment income                                                                 $   7,435,613         $  2,436,105
 Net realized gain                                                                         1,466,964            6,344,543
 Net change in unrealized appreciation (depreciation)                                     (7,091,439)           2,233,148
                                                                                       -------------         ------------
 Increase in net assets resulting from operations                                          1,811,138           11,013,796
                                                                                       -------------         ------------
From Distributions to Shareholders
 Net investment income--Class A                                                           (4,916,690)          (1,792,007)
 Net investment income--Class B                                                           (2,280,551)            (458,779)
 Net realized gains--Class A                                                              (4,477,700)                  --
 Net realized gains--Class B                                                              (1,490,259)                  --
                                                                                       -------------         ------------
 Decrease in net assets from distributions to shareholders                               (13,165,200)          (2,250,786)
                                                                                       -------------         ------------
From Share Transactions
Class A
 Proceeds from sales of shares (4,047,705 and 923,074 shares, respectively)               56,372,468           12,175,504
 Net asset value of shares issued from reinvestment of distributions (636,006 and
  131,956 shares, respectively)                                                            8,387,234            1,635,413
 Cost of shares repurchased (1,401,387 and 243,677 shares, respectively)                 (19,377,800)          (3,184,227)
                                                                                       -------------         ------------
Total                                                                                     45,381,902           10,626,690
                                                                                       -------------         ------------
Class B
 Proceeds from sales of shares (2,934,383 and 700,581 shares, respectively)               41,013,074            8,585,460
 Net asset value of shares issued from reinvestment of distributions (163,679 and
  17,331 shares, respectively)                                                             2,172,877              219,353
 Cost of shares repurchased (727,786 and 119,165 shares, respectively)                   (10,039,719)          (1,565,347)
                                                                                       -------------         ------------
Total                                                                                     33,146,232            7,239,466
                                                                                       -------------         ------------
 Increase in net assets from share transactions                                           78,528,134           17,866,156
                                                                                       -------------         ------------
 Net increase in net assets                                                               67,174,072           26,629,166
Net Assets
 Beginning of period                                                                      39,374,006           12,744,840
                                                                                       -------------         ------------
 End of period (including undistributed net investment income of
  $362,088 and $161,377, respectively)                                                 $ 106,548,078         $ 39,374,006
                                                                                       =============         ============


                        See Notes to Financial Statements
36

Phoenix Emerging Markets Bond Portfolio

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)



                                                                    Class A
                                          -----------------------------------------------------------
                                              Year Ended November 30,           From Inception
                                                                                  9/5/95 to
                                               1997             1996               11/30/95
                                          -----------------   ---------------   ---------------------
Net asset value, beginning of period              $14.80             $10.18               $10.00
Income from investment operations
 Net investment income                              1.38(4)            1.26(5)              0.25(4)(5)
 Net realized and unrealized gain                   0.17               4.56                 0.18
                                             -----------        -----------         ------------
  Total from investment operations                  1.55               5.82                 0.43
                                             -----------        -----------         ------------
Less distributions
 Dividends from net investment income              (1.28)             (1.20)               (0.25)
 Dividends from net realized gains                 (2.23)                --                   --
                                             -----------        -----------         ------------
  Total distributions                              (3.51)             (1.20)               (0.25)
                                             -----------        -----------         ------------
Change in net asset value                          (1.96)              4.62                 0.18
                                             -----------        -----------         ------------
Net asset value, end of period                    $12.84             $14.80               $10.18
                                            ============        ===========       ==============
Total return(1)                                    11.91%             60.18%                4.40%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)            $67,875            $29,661              $12,149
Ratio to average net assets of:
 Operating expenses                                 1.40%(7)           1.50%                1.50%(2)
 Net investment income                              9.90%             10.41%               10.48%(2)
Portfolio turnover                                   614%               378%                  38%(3)


                                                                    Class B
                                          -----------------------------------------------------------
                                              Year Ended November 30,           From Inception
                                                                                  9/5/95 to
                                               1997             1996               11/30/95
                                          -----------------   ---------------   ---------------------
Net asset value, beginning of period              $14.78             $10.18               $10.00
Income from investment operations
 Net investment income                              1.26(4)            1.19(6)              0.22(4)(6)
 Net realized and unrealized gain                   0.18               4.53                 0.20
                                             -----------        -----------         ------------
  Total from investment operations                  1.44               5.72                 0.42
                                             -----------        -----------         ------------
Less distributions
 Dividends from net investment income              (1.22)             (1.12)               (0.24)
 Dividends from net realized gains                 (2.23)                --                   --
                                             -----------        -----------         ------------
  Total distributions                              (3.45)             (1.12)               (0.24)
                                             -----------        -----------         ------------
Change in net asset value                          (2.01)              4.60                 0.18
                                             -----------        -----------         ------------
Net asset value, end of period                    $12.77             $14.78               $10.18
                                            ============        ===========       ==============
Total return(1)                                    11.07%             58.94%                4.22%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)            $38,673             $9,713                 $596
Ratio to average net assets of:
 Operating expenses                                 2.15%(7)           2.25%                2.25%(2)
 Net investment income                              9.14%              9.79%               10.29%(3)
Portfolio turnover                                   614%               378%                  38%(3)

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03, respectively.
(7) For the year ended November 30, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees. Prior period ratios include these amounts.


                       See Notes to Financial Statements

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

     The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, six Portfolios are offered for sale: Tax-Exempt Bond Portfolio, Mid Cap Portfolio, International Portfolio, Real Estate Securities Portfolio, Emerging Markets Bond Portfolio, and Diversified Income Portfolio. The Diversified Income Portfolio is reported separately from these financial statements. Each Portfolio has distinct investment objectives. The Tax-Exempt Bond Portfolio seeks as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. The Mid Cap Portfolio seeks as its investment objective long-term appreciation of capital. The International Portfolio seeks a high total return consistent with reasonable risk through investment in an internationally diversified portfolio of equity securities. The Real Estate Securities Portfolio seeks capital appreciation and income with approximately equal emphasis. The Emerging Markets Bond Portfolio seeks to achieve high current income with a secondary objective of long-term capital appreciation.

     The Trust offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts except for the Tax-Exempt Bond Portfolio which amortizes both premiums and discounts over the life of the respective securities using the effective interest method.

C. Income taxes:

     Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

     Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 (Continued)

of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:

     The Mid Cap Portfolio, the Emerging Markets Bond Portfolio and the International Portfolio may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. Futures contracts:

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. Options:

     Each Portfolio may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

     Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

     Each Portfolio may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. Security lending:

     The Trust (with the exception of the Real Estate Securities Portfolio) loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian) and Brown Brothers, Harriman, custodian for the International Portfolio. Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 1997, none of the Portfolios had security loans outstanding.

J. Expenses:

     Expenses incurred by the Trust with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

K. When-issued and delayed delivery transactions:

     The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 (Continued)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Trust, the Advisers, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL"), and Phoenix Realty Securities, Inc. ("PRS"), an indirect wholly-owned subsidiary of PHL, the Adviser for the Real Estate Securities Portfolio, are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Portfolio:


                                            1st        $1-2       $2+
                                         $1 Billion   Billion   Billion
                                         ------------ --------- --------
Tax-Exempt Bond Portfolio   ............   0.45%       0.40%     0.35%
Mid Cap Portfolio  .....................   0.75%       0.70%     0.65%
International Portfolio  ...............   0.75%       0.70%     0.65%
Real Estate Securities Portfolio  ......   0.75%       0.70%     0.65%
Emerging Markets Bond Portfolio   ......   0.75%       0.70%     0.65%

     Pursuant to a Sub-Advisory Agreement with the Trust, PRS delegates certain investment decisions and research functions to Duff & Phelps Investment Management Co. ("DPIM") for which DPIM is paid a fee by PRS equal to 0.45% of the average daily net assets of the Real Estate Securities Portfolio. Formerly, ABKB/LaSalle Securities Limited Partnership ("ABKB") served as sub-advisor for the Real Estate Securities Portfolio.

     The respective Advisers have agreed to reimburse the Real Estate Securities Portfolio and the Emerging Markets Bond Portfolio to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 1.30% and 1.50%, respectively of the average daily net assets for Class A shares and 2.05% and 2.25%, respectively, for Class B shares.

     Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $200,220 for Class A shares and deferred sales charges of $294,116 for Class B shares for the year ended November 30, 1997. In addition, each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Portfolio. The distributor has advised the Trust that of the total amount expensed for the year ended November 30, 1997, $876,201 was retained by the Distributor, $1,368,595 was paid out to unaffiliated Participants and $309,305 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Trust, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.03% of the average daily net assets of each Portfolio through December 31, 1996, and starting on January 1, 1997, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1997, transfer agent fees were $1,525,483 of which PEPCO retained $560,294 which is net of fees paid to State Street.

     At November 30, 1997, PHL and its affiliates held Phoenix Multi-Portfolio Fund shares which aggregated the following:


                                             Aggregate
                               Shares     Net Asset Value
                              ----------- ----------------
Tax-Exempt Bond
   Portfolio--Class A  ......    230,671    $ 2,576,595
Real Estate Securities
   Portfolio--Class A  ......    557,799      9,142,321
 Portfolio--Class B .........     11,196        182,721
Emerging Markets Bond
   Portfolio--Class A  ......  1,702,082     21,854,733
 Portfolio--Class B .........     14,287        182,445

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the year ended November 30, 1997 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:



                                        Purchases        Sales
                                       -------------- -------------
Tax-Exempt Bond Portfolio ............  $ 18,740,420   $ 34,016,449
Mid Cap Portfolio   ..................   578,334,569    694,407,130
International Portfolio   ............   213,360,270    237,377,574
Real Estate Securities Portfolio .....    41,106,626     24,920,724
Emerging Markets Bond
   Portfolio  ........................   548,432,231    474,955,002

     There were no purchases or sales of long-term U.S. Government and agency securities during the year ended November 30, 1997.

PHOENIX MULTI-PORTFOLIO FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 (Continued)

     At November 30, 1997, the Tax-Exempt Bond Portfolio had entered into futures contracts as follows:


                            Value of
                            Contracts     Market          Net
               Number of      when       Value of      Unrealized
 Description   Contracts     Opened      Contracts    Depreciation
-------------- ----------- ------------ ------------  -------------
U.S. Treasury
March, '98
(Short)           30        $3,566,250   $3,570,938     $ (4,688)

     Written option activity for the year ended November 30, 1997 aggregated the following:


     Emerging Markets Bond Portfolio             Call Options
------------------------------------------ ------------------------
                                           Number of     Amount
                                            Options    of Premiums
                                           ----------- ------------
Options outstanding at
 November 30, 1996                           --         $      --
Options written                            11.5           129,046
Options canceled in closing
 purchase transactions                     (5.5)          (40,500)
Options expired                            (3.0)          (27,046)
Options exercised                          (3.0)          (61,500)
                                           ----         ---------
Options outstanding at November 30, 1997     --         $      --
                                           ====         =========

4. CREDIT RISK

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. LOAN AGREEMENTS

     The Trust may invest in direct debt instruments which are interests in amounts owned by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. For loans which the Trust is a participant, the Trust may not sell its participation in the loan without the lender's prior consent. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.


6. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Portfolios of the Trust have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolios and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 1997, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below.


                                                       Capital paid
                       Undistributed    Accumulated    in on shares
                      net investment   net realized   of beneficial
                          income        gain (loss)     interest
                      ---------------- -------------- --------------
Tax-Exempt Bond
  Portfolio .........    $ (35,745)     $   29,801      $  5,944
Mid Cap
  Portfolio .........      450,831        (448,263)       (2,568)
International
  Portfolio .........      (43,082)         43,082            --
Emerging Markets
  Bond Portfolio  ...      (37,661)         39,127        (1,466)

TAX NOTICE (Unaudited)

     For the fiscal year ended November 30, 1997, the Tax-Exempt Bond Portfolio distributed $6,810,497 of exempt-interest dividends.
     For the fiscal year ended November 30, 1997, the following Portfolios distributed long-term capital gains dividends as follows:


Tax-Exempt Bond Portfolio   .........  $ 1,614,748
Mid Cap Portfolio  ..................   16,751,508
International Portfolio  ............    5,783,374
Real Estate Securities Portfolio  ...      333,679
Emerging Markets Bond Portfolio   ...       91,354

     This report is not authorized for distribution to prospective investors in the Phoenix Multi-Portfolio Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS




Price Waterhouse LLP                                                      [LOGO]



To the Trustees and Shareholders of
Phoenix Multi-Portfolio Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Exempt Bond Portfolio, the Mid Cap Portfolio, the International Portfolio, the Real Estate Securities Portfolio and the Emerging Markets Bond Portfolio (constituting separate series of the Multi-Portfolio Fund, hereafter referred to as the "Fund") at November 30, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodians and brokers (and the application of alternative auditing procedures where confirmations from brokers were not received), provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP



Boston, Massachusetts
January 21, 1998

PHOENIX MULTI-PORTFOLIO FUND
101 Munson Street
Greenfield, MA 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Jeanne H. Dorey, Vice President
Timothy M. Heaney, Vice President
William E. Keen, III, Vice President
Peter S. Lannigan, Vice President
David Lui, Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
Michael Schatt, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Advisers
Phoenix Investment Counsel, Inc.
56 Prospect St.
Hartford, CT 06115-0480

Phoenix Realty Securities, Inc.
(Real Estate Securities Portfolio)
38 Prospect St.
Hartford, CT 06115-0479

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Custodians
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Brown Brothers Harriman & Co.
(International Portfolio)
40 Water Street
Boston, MA 02109

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[BACK COVER]

                                                         ------------------
                                                          BULK RATE MAIL
Phoenix Funds                                              U.S. POSTAGE
PO Box 2200                                                    PAID
Enfield CT 06083-2200                                     SPRINGFIELD, MA
                                                           PERMIT NO. 444
                                                         -------------------



[LOGOTYPE] PHOENIX
           DUFF & PHELPS







PDP 490 (1/98)

[LOGOTYPE] PHOENIX
            DUFF & PHELPS







                          PHOENIX MULTI-PORTFOLIO FUND



                          DIVERSIFIED INCOME PORTFOLIO
                                  ANNUAL REPORT


                                NOVEMBER 30, 1997

DIVERSIFIED INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTOR PROFILE
     Phoenix Diversified Income Portfolio is designed for moderately risk-averse investors seeking current income consistent with preservation of capital.

INVESTMENT REVIEW
     Phoenix Diversified Income Portfolio continued to provide investors with above-average returns. For the 12 months ended November 30, 1997, the Portfolio earned 8.58% compared with a return of 7.55% for the Lehman Brothers Aggregate Index. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.
     The Portfolio's overweighting in non-traditional sectors, such as non-Agency mortgage-backed securities and taxable municipals, contributed positively to performance. Our exposure to emerging-market sovereign debt held back performance slightly during the final month of the fiscal year as emerging markets around the world traded down in sympathy as Southeast Asia's currency problems continued to unfold. The Portfolio's holdings are well-diversified by country, and we believe the long-term outlook for this sector remains positive.

OUTLOOK
     Given our outlook for moderate growth and benign inflation in the U.S., we will emphasize higher-rated credits within the domestic high-yield universe as we move into the later stages of the economic cycle. We will continue to take advantage of undervalued credits, focusing on oil and gas exploration and production companies, given the improving fundamentals in this sector.
     We also believe the emerging-market sector continues to offer attractive opportunities for long-term appreciation. Our focus is on identifying emerging countries that are experiencing the types of improvements in their infrastructure associated with a better standard of living.
     We will continue to maintain a duration that is neutral to our benchmark. As of November 30, 1997, the Portfolio's duration was 4.7 years.

Diversified Income Portfolio
--------------------------------------------------------------------------------


[LINE CHART]
(data representation of plot points)


               Diversified
               Income          Lehman Brothers
   Year End    Portfolio       Aggregate Bond Index*

      4/1/93      $10,000           $10,000
    11/30/93      $10,535           $10,482
    11/30/94       $9,981           $10,162
    11/30/95      $11,643           $11,955
    11/30/96      $13,427           $12,681
    11/30/97      $14,582           $13,638

[/LINE CHART]


Average Annual Total Returns for Periods Ending 11/30/97
                                                            From Inception
                                                              4/1/93 to
                                              1 Year          11/30/97
--------------------------------------------------------------------------------
Diversified Income Portfolio                   8.58%            8.41%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*          7.55%            6.87%
--------------------------------------------------------------------------------




This chart assumes an initial gross investment of $10,000 made on 4/1/93 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the Change in share price for the stated period. Returns indicate past performance, which is not Predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

* The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers fixed income indices.
The index's performance does not include sales charges.

Diversified Income Portfolio
-------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997

                                                MOODY'S
                                                  BOND       PAR
                                                 RATING     VALUE
                                               Unaudited)   (000)      VALUE
                                                ---------  -------   ---------
U.S. GOVERNMENT AND AGENCY SECURITIES   4.0%
U.S. Treasury Bonds                     2.0%
    U.S. Treasury Bonds 6.375%, 8/15/27           Aaa      $ 125     $129,726
                                                                     ---------

U.S. Treasury Notes                     2.0%
    U.S. Treasury Notes 6.125%, 8/15/07           Aaa        125      127,266
                                                                     ---------

TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
    (Identified cost $251,443)                                        256,992
                                                                     ---------

MUNICIPAL BONDS                         12.6%
California                              4.4%
    Kern County Pension Obligation
     Taxable 7.26%, 8/15/14 (f)                   Aaa        150      156,735
    Orange County Pension Series A Taxable
      7.67%, 9/1/09                               Aaa        120      130,163
                                                                     ---------
                                                                      286,898
                                                                     ---------

Colorado                                2.0%
    Denver City and County School District
      Taxable 6.76%, 12/15/07                     Aaa        125      127,420
                                                                     ---------

Florida                                 2.1%
    University of Miami Exchangeable Revenue
     Series A Taxable 7.40%, 4/1/11 (f)           Aaa         85       88,515
    University of Miami Exchangeable Revenue
     Series A Taxable 7.65%, 4/1/20 (f)           Aaa         45       46,771
                                                                     ---------
                                                                      135,286
                                                                     ---------
Illinois                                2.0%
    Illinois Educational Facilities Authority
      Revenue - Loyola University
        Series A Taxable 7.84%, 7/1/24            Aaa        125      132,199
                                                                     ---------

Pennsylvania                            2.1%
    Pennsylvania Economic Development
      Financing Authority 9.50%, 1/1/12           NR         200      136,000
                                                                     ---------

TOTAL MUNICIPAL BONDS
    (Identified cost $858,768)                                        817,803
                                                                     ---------

NON-CONVERTIBLE BONDS                   54.3%
Asset-Backed Securities                 7.1%
    BankAmerica Manufactured Housing
      Contract 97-1, B1 6.94%, 6/10/21            Baa        125      125,390
    Green Tree Financial Corp. 95-8,
      A2 6.15%, 12/15/26                          Aaa        124      124,600
    Green Tree Financial Corp. 97-3,
      A6 7.32%, 7/15/28                           Aaa        200      206,250
                                                                     ---------
                                                                      456,240
                                                                     ---------
Banks (Major Regional)                  2.8%
    First Union Institutional Capital I
      8.04%, 12/1/26                              A          125      132,625
    Wachovia Capital Trust II
     6.258%, 1/15/27     (c)                      Aa          50       48,379
                                                                     ---------
                                                                      181,004
                                                                     ---------



                        See Notes to Financial Statements                      3

Diversified Income Portfolio
-------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997

                                               MOODY'S
                                                 BOND         PAR
                                                RATING       VALUE
                                             (Unaudited)     (000)       VALUE
                                             -----------   --------   ----------
Containers & Packaging (Paper)          1.6%
    Riverwood International Corp.
     10.625%, 8/1/07                            B-   (b)       $100   $  104,250
                                                                      ----------

Engineering & Construction              1.3%
    Neenah Corp. Series B
     11.125%, 5/1/07                            B                80       86,800
                                                                      ----------

Gaming, Lottery & Parimutuel Cos.       1.6%
    Mashantucket Pequot Revenue 144A
     6.91%, 9/1/12 (d)                          Aaa             100      103,299
                                                                      ----------

Non-Agency Mortgage-Backed Securities   33.9%
    DLJ Mortgage Acceptance Corp. 97-CF2, B2 144A
        7.14%, 11/15/08 (d)                     Baa             100       99,875
    FDIC REMIC Trust 96-C1, 1D
     7.25%, 5/25/26                             Baa             150      151,781
    G.E. Capital Mortgage Services, Inc.
      96-8, 2A5 7.50%, 5/25/26                  AAA  (b)        222      229,074
    G.E. Capital Mortgage Services, Inc.
      97-1, A14 7.50%, 3/25/27                  AAA  (b)        150      154,172
    Norwest Asset Securities Corp.
     96-3, B1 7.25%, 9/25/26                    A    (b)        148      151,170
    Norwest Asset Securities Corp.
     96-3, B2 7.25%, 9/25/26                    BBB  (b)        148      149,899
    Residential Asset Securitization Trust
      96-A8, A1 8%, 12/25/26                    AAA  (b)        154      161,327
    Resolution Trust Corp.
     92-C3, B 9.05%, 8/25/23                    AA   (b)        155      156,854
    Resolution Trust Corp.
     93-C1, B 8.75%, 5/25/24                    Aa              119      118,905
    Resolution Trust Corp.
     95-1, B2 7.50%, 10/25/28                   Aa               87       87,633
    Resolution Trust Corp.
      95-1, C2 7.50%, 10/25/28                  A                85       85,977
    Resolution Trust Corp.
      95-2, C1 7.45%, 5/25/29                   Baa             104      105,181
    Structured Asset Securities Corp.
      95-C1, D 7.375%, 9/25/24                  BBB  (b)        150      151,828
    Structured Asset Securities Corp.
      93-C1, B 6.60%, 10/25/24                  A+   (b)        250      244,942
    Structured Asset Securities Corp.
      95-C4, D 7%, 6/25/26                      BBB  (b)        150      149,719
                                                                      ----------
                                                                       2,198,337
                                                                      ----------
Oil & Gas (Exploration & Production)    1.2%
    Lomak Petroleum, Inc. 8.75%, 1/15/07        B                75       76,688
                                                                      ----------

Publishing                              3.2%
    Hollinger International Publishing, Inc.
      9.25%,  3/15/07                           BB-  (b)        200      207,000
                                                                       ---------

Telecommunications (Cellular/Wireless)  1.6%
    Comcast Cellular Holdings
      Series B 9.50%, 5/1/07                    BB+  (b)        100      104,500
                                                                      ----------

TOTAL NON-CONVERTIBLE BONDS
    (Identified cost $3,429,687)                                       3,518,118
                                                                      ----------

FOREIGN GOVERNMENT SECURITIES           24.7%
Argentina                               3.6%
    Republic of Argentina RegS
      11.75%, 2/12/07                           BBB- (b)        250(g)   235,000
                                                                       ---------



                        See Notes to Financial Statements                      4

Diversified Income Portfolio
-------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997

                                               MOODY'S
                                                 BOND       PAR
                                                RATING     VALUE
                                             (Unaudited)   (000)        VALUE
                                             -----------   -------   ----------
Brazil                                  4.0%
    Republic of Brazil C Bond, PIK interest
    capitalization, 8%, 4/15/14 (c)             BB-  (b)     $342    $  255,703
                                                                     ----------

Bulgaria                                2.7%
    Republic of Bulgaria IAB PDI Euro
      6.688%, 7/28/11 (c)                       B             250       177,734
                                                                     ----------

Ecuador                                 2.6%
    Ecuador Bearer PDI Euro,
     PIK interest capitalization,
        6.688%, 2/27/15 (c)                     B             273       171,427
                                                                     ----------

Mexico                                  2.2%
    United Mexican States Global Bond
      11.375%, 9/15/16                          Ba            125       141,563
                                                                     ----------

Panama                                  1.8%
    Republic of Panama 8.875%, 9/30/27          Ba            125       116,250
                                                                     ----------

Peru                                    1.2%
    Peru PDI 4%, 3/7/17 (c)                     NR            125        78,125
                                                                     ----------

Russia                                  3.1%
    Russia Principal Loans WI
     6.719%, 12/15/20 (c) (e)                   NR            350       201,250
                                                                     ----------

Venezuela                               3.5%
    Republic of Venezuela DCB Euro
      6.75%, 12/18/07 (c)                       Ba            250       223,750
                                                                     ----------

TOTAL FOREIGN GOVERNMENT SECURITIES
    (Identified cost $1,682,031)                                      1,600,802
                                                                     ----------

                                                           SHARES
                                                           -------
PREFERRED STOCKS                        3.8%
REITS                                   3.8%
    Home Ownership Funding 2,
     Step-down Pfd. 144A 13.338% (d)                          250       247,698
                                                                     ----------

TOTAL PREFERRED STOCKS
    (Identified cost $241,507)                                         247,698
                                                                     ----------

TOTAL LONG-TERM INVESTMENTS             99.4%
    (Identified cost $6,463,436)                                     6,441,413
                                                                     ----------







                       See Notes to Financial Statements                       5

Diversified Income Portfolio
-------------------------------------------------------------------------------

                        INVESTMENTS AT NOVEMBER 30, 1997

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------  -------    ---------
SHORT-TERM OBLIGATIONS                  3.4%
Commercial Paper                        3.4%
    BellSouth Telecommunications, Inc.
      5.75%, 12/1/97                            A-1+        $150   $  150,000
    Koch Industries, Inc.
      5.62%, 12/1/97                            A-1+          70       70,000
                                                                   ----------
                                                                      220,000
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
    (Identified cost $220,000)                                        220,000
                                                                   ----------


TOTAL INVESTMENTS                       102.8%
    (Identified cost $6,683,436)                                    6,661,413(a)
                                                                   ----------


    Cash and receivables, less liabilities (2.8%)                    (181,283)
                                                                   ==========
NET ASSETS                              100.0%                     $6,480,130
                                                                   ===========









(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $184,040 and gross depreciation of $214,662. At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $6,692,035.
(b)  As rated by Standard & Poor's, Fitch, or Duff & Phelps.
(c) Variable or step coupon security; the interest rate shown reflects the rate currently in effect. (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, these securities amounted to a value of $450,872 or 7.0% of net assets.
(e)  When issued.
(f)  All or a portion segregated as collateral.
(g) Par value represents Argentine Pesos.

                       See Notes to Financial Statements                       6

Diversified Income Portfolio
-------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 1997


Assets
Investment securities at value
       (Identified cost $6,683,436)                                 $6,661,413
Cash                                                                     4,131
Receivables
       Investment securities sold                                      135,119
       Interest and dividends                                           96,982
                                                                    ----------
          Total assets                                               6,897,645
                                                                    ----------

Liabilities
Payables
       Investment securities purchased                                 367,875
       Trustees' fee                                                     7,222
       Investment advisory fee                                           5,854
       Financial agent fee                                               5,753
       Transfer agent fee                                                1,647
Accrued expenses                                                        29,164
                                                                    ----------
          Total liabilities                                            417,515
                                                                    ----------
Net Assets                                                          $6,480,130
                                                                    ==========


Net Assets Consist of:
Capital paid in on shares of beneficial interest                    $6,245,891
Undistributed net investment income                                     14,837
Accumulated net realized gain                                          241,425
Net unrealized depreciation                                          (22,023)
                                                                    ----------
Net Assets                                                          $6,480,130
                                                                    ==========


Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization                                648,866

Net asset value and offering price per share                             $9.99



                       See Notes to Financial Statements                       7

Diversified Income Portfolio
--------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                NOVEMBER 30, 1997


Investment Income
Interest                                                              $492,509

Dividends                                                               14,779
                                                                    ----------
       Total investment income                                         507,288
                                                                    ----------

Expenses
Investment advisory fee                                                 31,318
Financial agent fee                                                     64,206
Professional                                                            24,400
Trustees                                                                20,816
Transfer agent                                                          18,562
Registration                                                            14,544
Custodian                                                                5,707
Printing                                                                 1,408
Miscellaneous                                                              718
                                                                    ----------
       Total expenses                                                  181,679
       Less expenses borne by investment adviser                    (140,966)
                                                                    ----------
       Net expenses                                                     40,713
                                                                    ----------

Net investment income                                                  466,575
                                                                    ----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                        251,177
Net change in unrealized appreciation (depreciation)
   on investments                                                     (194,058)
                                                                    ----------

Net gain on investments                                                 57,119
                                                                    ----------

Net increase in net assets resulting from operations                  $523,694
                                                                    ==========








                       See Notes to Financial Statements                       8

Diversified Income Portfolio
--------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS



                                                                     Year Ended       Year Ended
                                                                 November 30, 1997  November 30, 1996
                                                                 -----------------  ------------------
From Operations
       Net investment income                                         $  466,575       $  442,214
       Net realized gain                                                251,177          254,797
       Net change in unrealized appreciation (depreciation)            (194,058)         100,101
                                                                     ----------       ----------
       Increase in net assets resulting from operations                 523,694          797,112
                                                                     ----------       ----------

From Distributions to Shareholders
       Net investment income                                           (469,335)        (451,539)
       Net realized gains                                               (72,586)               -
                                                                     ----------       ----------
       Decrease in net assets from distributions to shareholders       (541,921)        (451,539)
                                                                     ----------       ----------

From Share Transactions
       Proceeds from sales of shares
           (27,068 and 0 shares, respectively)                          263,374                -
       Net asset value of shares issued from reinvestment of
           distributions (54,582 and 47,353 shares, respectively)       541,924          451,539
       Cost of shares repurchased
          (27,376 and 1 shares, respectively)                          (273,623)              (5)
                                                                     ----------       ----------
       Increase in net assets from share transactions                   531,675          451,534
                                                                     ----------       ----------
       Net increase in net assets                                       513,448          797,107
Net Assets
       Beginning of period                                            5,966,682        5,169,575
                                                                     ----------       ----------
       End of period (including undistributed net investment
          income of $14,837 and $3,918, respectively)                $6,480,130       $5,966,682
                                                                     ==========       ==========







                       See Notes to Financial Statements                       9

Diversified Income Portfolio

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)


                                                                                                       From
                                                                      Year Ended November 30,        Inception
                                                                                                     4/1/93 to
                                                  1997          1996          1995         1994      11/30/93
                                                --------      --------     ---------     --------    ---------
Net asset value, beginning of period            $10.03        $ 9.45        $ 8.97       $10.12      $ 10.00
Income from investment operations
     Net investment income                        0.74(1)(4)    0.78(1)       0.91(1)      0.63(1)      0.40(1)
     Net realized and unrealized gain (loss)      0.09          0.59          0.51        (1.13)        0.12
                                                --------      --------     ---------     --------    ---------
          Total from investment operations        0.83          1.37          1.42        (0.50)        0.52
                                                --------      --------     ---------     --------    ---------

Less distributions
     Dividends from net investment income        (0.75)        (0.79)        (0.94)       (0.59)       (0.40)

     Dividends from net realized gains           (0.12)            --            --       (0.06)          --
                                                --------      --------     ---------     --------    ---------
          Total distributions                    (0.87)        (0.79)        (0.94)       (0.65)       (0.40)
                                                --------      --------     ---------     --------    ---------

Change in net asset value                        (0.04)         0.58          0.48        (1.15)        0.12
                                                --------      --------     ---------     --------    ---------
Net asset value, end of period                  $ 9.99        $10.03        $ 9.45       $ 8.97      $ 10.12
                                                ========      ========     =========     ========    =========

Total return                                      8.58%        15.32%        16.65%       (5.26)%       5.35% (3)

Ratios/supplemental data:
Net assets, end of period (thousands)           $6,480        $5,967        $5,170       $1,780      $ 1,989
Ratio to average net assets of:
     Operating expenses                           0.65%         0.65%         0.65%        0.65%        0.65% (2)
     Net investment income                        7.45%         8.11%         7.60%        6.64%        6.13% (2)
Portfolio turnover                                 194%          231%          618%         124%         183% (2)








(1) Includes reimbursement of operating expenses by investment adviser of $0.22, $0.15, $0.40, $0.34 and $0.35, respectively.
(2)  Annualized
(3)  Not annualized
(4)  Computed using average shares outstanding.





                      See Notes to Financial Statements                       10

PHOENIX MULTI-PORTFOLIO FUND
DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1997


1. SIGNIFICANT ACCOUNTING POLICIES
         The Phoenix Multi-Portfolio Fund ("the Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, six Portfolios are offered for sale: Diversified Income Portfolio, Tax-Exempt Bond Portfolio, International Portfolio, Mid Cap Portfolio, Emerging Markets Bond Portfolio and Real Estate Securities Portfolio. This report only covers the Diversified Income Portfolio (the "Portfolio"). On November 19, 1997, the Trustees approved an amendment to the Articles, changing the Portfolio name to the Phoenix Strategic Income Fund. The Portfolio's investment objective is to achieve current income through investment primarily in publicly-traded, investment quality debt securities.

         The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:
         Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price.

         Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:
         Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. The Portfolio does not amortize premiums but does amortize discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

C. Security lending:
         The Portfolio loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Portfolio receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Portfolio net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At November 30, 1997, the Portfolio had no security loans outstanding.

D. Income taxes:
         The Portfolio is treated as a separate taxable entity. It is the policy of the Portfolio in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

E. Distributions to shareholders:
         Distributions are recorded by the Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX MULTI-PORTFOLIO FUND
DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 (Continued)

F. Expenses:
         Expenses incurred by the Trust with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

G. When-issued and delayed delivery transactions:
          The Portfolio may engage in when-issued or delayed delivery transactions. The Portfolio records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
          As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL") is entitled to a fee, based on an annual rate of 0.50% of the average daily net assets of the Diversified Income Portfolio. The Adviser has agreed to reimburse the Diversified Income Portfolio to the extent that expenses exceed 0.65% of the average daily net assets.

         As Financial Agent to the Portfolio, Phoenix Equity Planning Corporation ("PEPCO"), received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.03% of the average daily net assets of the Portfolio through December 31, 1996, and starting on January 1, 1997, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply.

         PEPCO serves as the Portfolio's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended November 30, 1997, transfer agent fees were $18,562 which were all paid to State Street.

3. PURCHASE AND SALE OF SECURITIES
         Purchases and sales of securities during the year ended November 30, 1997 (excluding U.S. Government and agency securities and short-term securities) were $8,480,831 and $8,142,131, respectively.

         Purchases and sales of U.S. Government and agency securities during the year ended November 30, 1997 were $3,919,912 and $3,860,396, respectively.

4. OTHER
         As of November 30, 1997, substantially all shares of the Diversified Income Portfolio were owned by PHL.

         At the October 30, 1997 shareholder meeting, a change in the Portfolio's investment objective, the investment advisory agreement, and the offering of additional classes of shares were approved. The investment objective of the Portfolio was changed to maximize current income by investing in debt securities, with capital appreciation remaining as the secondary objective. The new investment advisory agreement provides for the Adviser, PIC, to receive a fee, based on an annual rate of 0.55% of the average aggregate daily net assets up to $1 billion, 0.50% of the average aggregate daily net assets of $1 billion through $2 billion, and 0.45% of average aggregate daily net assets over $2 billion. These changes are expected to become effective in March, 1998.

5. CREDIT RISK
         In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

PHOENIX MULTI-PORTFOLIO FUND
DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 (Continued)

6. LOAN AGREEMENTS
         The Portfolio may invest in direct debt instruments which are interests in amounts owned by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. For loans which the Portfolio is a participant, the Portfolio may not sell its participation in the loan without the lender's prior consent. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

7. RECLASS OF CAPITAL ACCOUNTS
         In accordance with accounting pronouncements, the Portfolio has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolio and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 1997, the Portfolio has decreased capital paid in on shares of beneficial interest by $9,113, increased undistributed net investment income by $13,679, and decreased accumulated net realized gains by $4,566.

TAX INFORMATION NOTICE (Unaudited)
         For the fiscal year ended November 30, 1997, the Portfolio distributed long-term capital gains dividends of $26,162.

























This report is not authorized for distribution to prospective investors in the Phoenix Diversified Income Portfolio unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Price Waterhouse LLP

To the Trustees and Shareholders of
Phoenix Diversified Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Diversified Income Portfolio (the "Portfolio") at November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers, and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.





/s/ Price Waterhouse LLP

Boston, Massachusetts
January 21, 1998

RESULTS OF SHAREHOLDER MEETING (Unaudited)

A special meeting in lieu of the Annual Meeting of shareholders of the Phoenix Multi-Portfolio Diversified Income Portfolio was held on October 30, 1997 to approve the following matters:

     1. Approve a new investment advisory agreement providing for changes to the fees to the investment adviser.

     2.   Approve a change in investment objective.

     3. Approve the revisions in the restrictions of the use of call and put options, futures contracts and related options to increase the applicable limit to 5% of net assets.

     4. Approve the elimination of a restriction on the use of futures contracts and related options.

     5. Approve the elimination of restrictions on investments in the securities of any issuer with a record of less than three years of continuous operations.

     6. Approve the increase in the limitation on the use of illiquid securities from 10% of total assets to 15% of net assets and to eliminate the restriction on the purchase of restricted securities.

     7. Approve the elimination of the limitation on the use of repurchase agreements.

     8.   Approve the adoption of a service fee plan.

On the record date for this meeting, there were 636,491 shares outstanding and 99.99% of the shares outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES:                           For        Against

1. Advisory Agreement                    636,466          0

2. Investment Objective                  636,466          0

3. Revisions in Restrictions             636,466          0

4. Elimination of Restriction            636,466          0

5. Restrictions on Issuers               636,466          0

6. Illiquid Securities                   636,466          0

7. Repurchase Agreements                 636,466          0

8. Service Fee Plan                      636,466          0

PHOENIX DIVERSIFIED INCOME PORTFOLIO
101 Munson Street
Greenfield, MA 01301


Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Jeanne H. Dorey, Vice President
Timothy M. Heaney, Vice President
William E. Keen, III, Vice President
Peter S. Lannigan, Vice President
David Lul, Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
Michael Schatt, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary



Investment Adviser
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110